PROSPECTUS


January 31, 1996


CALVERT WORLD VALUES FUND, INC.
CAPITAL ACCUMULATION FUND
4550 Montgomery Avenue, Bethesda, Maryland 20814

INVESTMENT OBJECTIVE


Calvert Capital Accumulation Fund (the "Fund") is a nondiversified series of Calvert World Values Fund, Inc., an open-end management investment company. The Fund seeks long-term capital appreciation by investing primarily in the stock of small- to medium-sized companies using the talent of multiple investment subadvisors. The market capitalization of companies chosen for investment will generally range between $100 million and $5 billion, but the Fund may also invest in larger and smaller companies as deemed appropriate. It is the Advisor's intent that on average, the market capitalization of the companies represented in the Fund's portfolio will be mid-sized, with a slight bias toward the growth-style of investing. Other investments may include foreign securities, convertible issues, and certain options and futures transactions. The Fund will take reasonable risks in seeking to achieve its investment objective.


RESPONSIBLE INVESTING

To the extent possible, investments are made in enterprises that make a significant contribution to our society through their products and services and through the way they do business.

PURCHASE INFORMATION


The Fund offers two classes of shares, each with different expense levels and sales charges. You may choose to purchase (i) Class A shares, with a sales charge imposed at the time you purchase the shares ("front-end sales charge"); or (ii) Class C shares which impose neither a front-end sales charge nor a contingent deferred sales charge. Class C shares are not available through all dealers. Class C shares have a higher level of expenses than Class A shares, including higher Rule 12b-1 fees. These alternatives permit you to choose the method of purchasing shares that is most beneficial to you, depending on the amount of the purchase, the length of time you expect to hold the shares, and other circumstances. See "Alternative Sales Options" for further details.


TO OPEN AN ACCOUNT

Call your investment professional, or complete and return the enclosed Account Application. Minimum initial investment is $2,000 (may be lower for certain retirement plans).

ABOUT THIS PROSPECTUS


Please read this Prospectus for information you should know before investing, and keep it for future reference. A Statement of Additional Information dated January 31, 1996) has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund: 800-368-2748.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. WHEN INVESTORS SELL SHARES THE AMOUNT ORIGINALLY PAID BE HIGHER OR LOWER THAN



FUND EXPENSES

A.  Shareholder Transaction Costs            Class A          Class C
    Maximum Front-End Sales Charge on        4.75%             None
    Purchases (as a percentage of offering
    price)

    Maximum Contingent Deferred Sales Charge None              None


B.  Annual Fund Operating Expenses (fiscal
    year 1995)
    (as a percentage of average net assets,
    after expense reimbursement/waiver)
    Management Fees                          0.90%             0.90%
    Rule 12b-1 Service and Distribution Fees 0.35%             1.00%
    Other Expenses                           1.15%             1.89%
    Total Fund Operating Expenses<F1>        2.40%             3.79%

<F1> Net Fund Operating Expenses after reduction for fees paid indirectly for Class C were 3.50%.

C. Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each period;
and (3) for Class A, payment of maximum initial sales charge at time of purchase:
                1 Year            3 Years          5 Years           10 Years
Class A           $71               $119             $169               $308
Class C           $38               $116             $195               $403


The example should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

      A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of the Fund. See "Reduced Sales Charges" to see if you qualify for possible reductions in the sales charge. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.


     B. Annual Fund Operating Expenses. Management Fees are paid by the Fund to the Advisor for managing the Funds' investments and business affairs. Management fees include the subadvisory fee paid by Calvert Asset Management Company, Inc. (the "Advisor") to Portfolio Advisory Services, Inc. (the "Subadvisor"), and the administrative service fee paid to Calvert Administrative Services Company. The Management fees for the Fund are subject to a performance adjustment, after January 1, 1997, which could cause the fee to be as high as 0.95% or as low as 0.85%, depending on performance. The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Fund's daily share price and are not charged directly to individual shareholder accounts. Please refer to "Management of the Fund" for further information. The Advisor may voluntarily defer fees or assume expenses of the Fund. Management reimbursed or waived fees of .05% for Class A shares during fiscal 1995. expenses for Class A shares have been restated to reflect expenses anticipated in the current fiscal year. If Management had not reimbursed or waived fees, or paid fees indirectly, the current Other Expenses and Total Fund Operating Expenses for Class C shares would have been 4.68% and 6.58%, respectively. The Investment Advisory Agreement provides that the Advisor may, to the extent permitted by law, later recapture any fees it deferred or expenses it assumed during the two prior years.

          The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, long-term shareholders in the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.



FINANCIAL HIGHLIGHTS

The following table provides information about the financial history of the Fund's Class A and C shares. It expresses the information in terms of a single share outstanding for the Fund throughout each period. The table has been audited by Coopers & Lybrand, L.L.P., whose reports are included in the Annual Reports to Shareholders of the Fund. The table should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.




                                               Class A Shares
                                               From Inception
                                               (October 31, 1994) To
                                               September 30, 1995

Net asset value, beginning of period           $15.00

Income from investment operations
Net investment income                          (.11)
Net realized and unrealized gain
(loss) on investments                          6.61
Total from investment operations               6.50

Distributions from
Net investment income                          (.02)
Net realized gains                             --
Total Distributions                            (.02)

Total increase (decrease) in
net asset value                                6.48

Net asset value, end of period                 $21.48

Total return<F4>                               43.40%

Ratio to average net assets:
Net investment income (loss)                   (1.55%)(a)
Total expenses<F5>                             2.35%(a)
Net expenses                                   2.06%(a)
Expenses reimbursed and/or waived              .05%(a)

Portfolio turnover                             95%

Net assets, end of period (in thousands)       $16,111

Number of shares outstanding
at end of period (in thousands)                750


<F4>Total return is not annualized and does not reflect deduction of
Class A front-end sales charges.
<F5>This ratio reflects total expenses before reduction for fees paid indirectly.
(a) Annualized




                                               Class C Shares
                                               From Inception
                                               (October 31, 1994) To
                                               September 30, 1995


Net asset value, beginning of period           $15.00

Income from investment operations
Net investment income                          (.15)
Net realized and unrealized gain
(loss) on investments                          6.70
Total from investment operations               6.55

Distributions from
Net investment income                          --
Net realized gains                             --
Total Distributions                            --

Total increase (decrease) in
net asset value                                6.55

Net asset value, end of period                 $21.55

Total return<F4>                               43.67%

Ratio to average net assets:
Net investment income (loss)                   (3.13%)(a)
Total expenses<F5>                             3.79%(a)
Net expenses                                   3.50%(a)
Expenses reimbursed and/or waived              2.79%(a)

Portfolio turnover                             95%

Net assets, end of period (in thousands)       $1,992

Number of shares outstanding
at end of period (in thousands)                92


<F4>Total return is not annualized and does not reflect deduction of
Class A front-end sales charges.
<F5>This ratio reflects total expenses before reduction for fees paid indirectly.
(a) Annualized


INVESTMENT OBJECTIVE AND POLICIES

The Fund seeks to provide long-term capital appreciation by investing, under normal market conditions, at least 65% of its assets in the equity securities of small- to mid-sized companies.

The Fund seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth. The Fund will rely on its proprietary research to identify stocks that may have been overlooked by analysts, investors, and the media, and which generally have a market value between $100 million and $5 billion, but which may be larger or smaller as deemed appropriate. Investments may also include, but are not limited to, preferred stocks, foreign securities, convertible securities, bonds, notes and other debt securities. The Fund may use certain futures and options, invest in repurchase agreements, and lend its portfolio securities. The Fund will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Fund will be successful in meeting its objective since there is risk involved in the ownership of all equity securities. The Fund's investment objective is not fundamental and may be changed without shareholder approval. The Fund will notify shareholders at least thirty days in advance of a change in the investment objective of the Fund so that shareholders may determine whether the Fund's goals continue to meet their own.

The Fund has a pool of several portfolio managers from which to choose.


The Fund will use the services of several investment subadvisors as portfolio managers in selecting companies in which to invest. The portfolio managers will select investments by examining such factors as company growth prospects, industry economic outlook, new product development, management, security value, risk, and financial characteristics. Because of this multi-manager approach, the Fund may benefit from more than one investment strategy in seeking to achieve its investment objective. The Fund may employ "growth managers," who generally concentrate on stocks that have demonstrated, or are expected to produce, earnings growth rates significantly greater than the market as a whole, as well as "value managers," who tend to make stock selections on the basis of perceived relative value as determined by a defined model in a bottom-up approach. The Advisor will use the services of a consultant to help it determine the appropriate mix of management styles to be employed at any given time in an attempt to take advantage of changing market conditions by allocating asset management among the selection of talent in the Fund's management pool. Taking into account the individual styles of the portfolio managers, the Advisor will allocate assets to achieve the Fund's objective.


INVESTMENT TECHNIQUES AND RISKS


Nondiversified

There may be risks associated with the Fund being nondiversified. Specificially, since a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory event than the shares of a diversified fund.


Small Cap Issuers


The securities of small-cap issuers tend to be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies. Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of insider ownership. There is no limit on the percentage of assets that may be invested in small-cap issuers.


Temporary defensive positions

Under normal market conditions the Fund strives to be fully invested in securities. However, for temporary defensive purposes -- which may include a lack of adequate purchase candidates or an unfavorable market environment -- the Fund may invest up to 100% of its assets in cash or cash equivalents. Cash equivalents include instruments such as, but not limited to, U.S. government and agency obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements.

The Fund currently intends to invest in no more than 5% of its net assets in noninvestment-grade debt obligations


Although the Fund invests primarily in equity securities, it may invest in debt securities. These debt securities may consist of investment-grade and noninvestment-grade obligations. Investment-grade obligations are those which, at the date of investment, are rated within the four highest grades established by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa) or by Standard and Poor's Corporation (AAA, AA, A, or BBB), or, if unrated, are deemed to be of comparable quality by the Advisor. Noninvestment-grade (high-yield/high-risk, or junk bond) securities are those rated below Baa or BBB, or unrated obligations that the investment subadvisor has determined are not investment-grade; such securities are speculative, and the Fund currently intends to limit such investments to 5% of its net assets. The Fund will not buy debt securities rated lower than C.


Interest-rate risk

All fixed income instruments are subject to interest-rate risk: that is, if market interest rates rise, the current principal value of a bond will decline. In general, the longer the maturity of the bond, the greater the decline in value will be.

The Fund may use options and futures as defensive strategies

The Fund may attempt to reduce the overall risk of its investments by using options and and futures contracts. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying interest at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A futures contract is an agreement to take delivery or to make delivery of a standardized quantity and quality of a certain commodity during a particular month in the future at a specified price. The Subadvisor will make decisions whether to invest in these instruments based on market conditions, regulatory limits and tax considerations. If this strategy is used, the Fund may be required to cover assets used for this purpose in a segregated account for the protection of shareholders. See the Statement of Additional Information for more detail about these strategies.

Risks of using defensive strategies

There can be no assurance that engaging in options, futures, or any other defensive strategy will be successful. While defensive strategies are designed to protect the Fund from potential declines, if the Subadvisor misgauges market values, interest rates, or other economic factors, the Fund may be worse off than had it not employed the defensive strategy. While the Subadvisor attempts to determine price movements and thereby prevent declines in the value of portfolio holdings, there is a risk of imperfect or no correlation between price movements of portfolio investments and instruments used as part of a defensive strategy so that a loss is incurred. While defensive strategies can reduce the risk of loss, they can also reduce the opportunity for gain since they offset favorable price movements. The use of defensive strategies may result in a disadvantage to the Fund if the Fund is not able to purchase or sell a portfolio holding at an optimal time due to the need to cover its transaction in its segregated account, or due to the inability of the Fund to liquidate its position because of its relative illiquidity.

Repurchase agreements


The Fund may engage in repurchase agreements. In a repurchase agreement, the Fund buys a security subject to the right and obligation to sell it back at a higher price. In order to minimize any risk involved, the Fund engages in such transactions only with recognized securities dealers determined by the Advisor to present a minimal credit risk. Repurchase agreements are fully collateralized and always have a maturity of less than one year.


The Fund may invest up to 25% of its assets in the securities of foreign issuers, although it currently holds or intends to hold no more than 5% of its assets in such securities


The Fund may purchase foreign securities directly, on foreign markets, or those represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depository Receipts and Global Depository Receipts. ADRs are U.S. dollar-denominated and traded in the U.S. on exchanges or over the counter. Foreign securities may involve additional risks, including currency fluctuations, risks relating to political or economic conditions, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, less liquid and more volatile. In addition, the costs of foreign investing, including withholding taxes, brokerage commisions and custodial costs are generally higher than for U.S. investments. By investing in ADRs rather than directly in foreign issuers' stock, the Fund may avoid some currency and some liquidity risks. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. See the Statement of Additional Information for more information on investing in foreign securities.


The Fund may lend its portfolio securities

The Fund may lend its portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, although it does not currently intend to lend more than 5% of its portfolio securities. The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially.

High Social Impact Investments


The Fund has adopted a nonfundamental policy that permits it to invest up to three percent of its assets in investments in securities that offer a rate of return below the then-prevailing market rate and that present attractive opportunities for furthering the Fund's social criteria ("High Social Impact Investments"). These securities are typically illiquid and unrated and are generally considered noninvestment-grade debt securities, which involve a greater risk of default or price decline than investment-grade securities. Through diversification and credit analysis and limited maturity, investment risk can be reduced, although there can be no assurance that losses will not occur. The High Social Impact Investments committee of the Board identifies, evaluates and selects these investments, subject to ratification by the Board.


SOCIAL SCREENS

The Fund carefully reviews company policies and behavior regarding social issues important to quality of life:

Once securities are determined to fall within the investment objective of the Fund and are deemed financially viable investments, they are screened according to the social criteria described below. These social screens are applied to potential investment candidates by the Advisor in consultation with the Subadvisor.

The following criteria may be changed by the Fund's Board of Directors without shareholder approval:


-environment
-human rights
-weapons systems
-nuclear energy
-employee relations
-product criteria


(1) The Fund avoids investing in companies that, in the Advisor's opinion, have significant or historical patterns of violating environmental regulations, or otherwise have an egregious environmental record. Additionally, the Fund will avoid investing in nuclear power plant operators and owners, or manufacturers of key components in the nuclear power process.

(2) The Fund will not invest in companies that are significantly engaged in weapons production. This includes weapons systems contractors and major nuclear weapons systems contractors.

(3) The Fund will not invest in companies that, in the Advisor's opinion, have significant or historical patterns of discrimination against employees on the basis of race, gender, religion, age, disability or sexual orientation, or that have major labor-management disputes.

(4) The Fund will not invest in companies that are significantly involved in the manufacture of tobacco or alcohol products. The Fund will not invest in companies that make products or offer services that, under proper use, in the Advisor's opinion, are considered harmful.

The Advisor will seek to review companies' overseas operations consistent with the social criteria stated above.

While the Fund may invest in companies that exhibit positive social characteristics, it makes no explicit claims to seek out companies with such practices.

TOTAL RETURN

The Fund may advertise total return for each class of shares. Total return is based on historical results and is not intended to indicate future performance.


Total return is calculated separately for each class of shares. It includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. The total return of a class shows its overall change in value, including changes in share price and assuming all of the class' dividends and capital gain distributions are reinvested. A cumulative total return reflects the class' performance over a stated period of time. An average annual total return reflects the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. Both types of total return usually will include the effect of paying the front-end sales charge, in the case of Class A shares. Of course, total returns will be higher if sales charges are not taken into account. Quotations of "overall return" do not reflect deduction of the sales charge. You should consider overall return figures only if you qualify for a reduced sales charge, or for purposes of comparison with comparable figures which also do not reflect sales charges, such as mutual fund averages compiled by Lipper Analytical Services, Inc. Further information about the Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by writing or telephoning the Fund.


MANAGEMENT OF THE FUND

The Fund's Board of Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services.

The Capital Accumulation Fund is a series of Calvert World Values Fund, Inc. an open-end management investment company organized as a Maryland corporation on February 14, 1992. The other series is the Global Equity Fund, a socially-screened portfolio of equity securities from around the world.


The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of Capital Accumulation Fund you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by class.


Calvert Asset Management serves as Advisor to the Fund.

Calvert Asset Management Company, Inc. (the "Advisor") is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management; administrative services and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Directors who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Funds and reserves the right to compensate broker-dealers in return for their promotional or administrative services. The Fund pays all other operating expenses as noted in the Statement of Additional Information.

Calvert Group is one of the largest investment management firms in the Washington, D.C. area.


Calvert Group, Ltd., parent of the Fund's Advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1995, Calvert Group managed and administered assets in excess of $4.8 billion representing more than 200,000 shareholder and depositor accounts.


The Advisor receives a fee based on a percentage of the Fund's assets and the Fund's performance. From this fee it pays the Subadvisor.


The Investment Advisory Agreement between the Fund and the Advisor provides that the Advisor is entitled to a base annual fee, payable monthly, of 0.80% of the Fund's average daily net assets. For its services during the fiscal year ended September 30, 1995, pursuant to the Investment Advisory Agreement, the Advisor received an investment advisory fee of 0.76% of the Fund's respective average daily net assets. Additionally, during the year, the Advisor voluntarily waived fees or assumed expenses of $3,256, which were not charged to the Fund. As of January 1, 1997, the Advisor may earn (or have its fee reduced by) a performance adjustment based on the extent to which performance of the Fund exceeds or trails the Standard & Poor's 400 Mid-Cap Index:


         Performance versus the                      Performance Fee
         S&P 400 Mid-Cap Index                       Adjustment

         10% to less than 25%                            0.01%
         25% to less than 40%                            0.03%
         40% or more                                     0.05%

The Advisor may in its discretion defer its fees or assume the Fund's operating expenses. The Investment Advisory Agreement provides that the Advisor may, to the extent permitted by law, recapture any fees it defers or expenses it assumes through December 31, 1996. The Advisor has until December 31, 1998 to recapture fees deferred or expenses reimbursed during the previous two-year period.

The Fund uses a multi-manager approach.


The Fund has a pool of six investment subadvisors ("Subadvisors") ready to manage the Fund's assets. The three Subadvisors listed below comprise the current portfolio management team. See the Statement of Additional Information for information on the other Subadvisors.

Subadvisor                                  Ownership
Apodaca Johnston                            Hispanic American
Brown Capital                               African American
Fortaleza Asset Management                  Hispanic/Women


The Advisor has retained a consultant to make recommendations on allocations to Subadvisors

The Advisor will select which Subadvisors will manage Fund assets at any given time and the allocation of assets among the managers. The Advisor has retained a consultant, Progress Investment Management Company, to aid it in making these determinations. Progress is a California state-certified minority business enterprise, registered as an investment advisor with the Securities and Exchange Commission, that evaluates and monitors emerging minority/women-owned investment management firms.

Apodaca-Johnston Capital Management, Inc.

Apodaca-Johnston Capital Management, Inc. of San Francisco, California is a small-cap growth manager that seeks to discover compelling investment ideas by focusing on those entrepreneurial companies that identify and capitalize on positive trends. It looks for companies that are experiencing a powerful acceleration in earnings, exhibit a strong, high quality balance sheet or decidedly improving financial statements and demonstrate strong relative price strength.

Performance Index: Russell 2000

Portfolio Manager: Scott S. Johnston

Mr. Johnston is President and Chief Investment Officer of Apodaca-Johnston. He earned a B.A. from the University of California at Berkeley, and an M.B.A. from the University of Southern California. Mr. Johnston was the Vice President and Senior Investment Officer of the Trust Investment Department of San Diego Trust and Savings Bank from 1976 to 1981. He joined Security Pacific Corporation in 1981 where he was the Managing Director and CEO of the Pacific Century Group, with $2.5 billion in discretionary assets under management. In 1985 Mr. Johnston founded Sterling Financial Group, an independent SEC-registered investment advisory firm, which was merged into Apodaca-Johnston Capital Management.

Portfolio Manager: Jerry C. Apodaca, Jr.

Mr. Apodaca is Vice President of Apodaca-Johnston. He earned a B.A. from the University of New Mexico in 1983, and has had active business experience since that time.

Brown Capital Management, Inc.

Brown Capital Management, Inc. of Baltimore, Maryland believes that capital can be enhanced in times of opportunity and preserved in times of adversity without timing the market. The firm uses a bottom-up approach that incorporates growth-adjusted price earnings. Stocks purchased are generally undervalued and have momentum, have EPS growth rates greater than the market, are more profitable than the market, and have relatively low price-earnings ratios.

Performance Index: Blended: 60% Russell 1000 Growth and 40% Russell 2000

Portfolio Manager: Eddie C. Brown

Mr. Brown is founder and President of Brown Capital Management. He has over 22 years of investment experience, having served as a Vice President and Portfolio Manager for 10 years at T. Rowe Price Associates immediately prior to starting his own firm. Mr. Brown holds a B.S. in Electrical Engineering from Howard University, an M.S. in Electrical Engineering from New York University, and an M.S. in Business Administration from the Indiana University School of Business. Additionally, he is a professionally-designated Chartered Financial Analyst (CFA) and Chartered Investment Counselor (CIC).

Mr. Brown is active in community affairs. He is currently a Commissioner for Maryland Public Broadcasting (a Gubernatorial appointment), member of the Board of Directors of the Baltimore Community Foundation (where he chairs the investment committee for the foundation's $30 million endowment), member of the Dean's Advisory Council of Indiana University School of Business, and a member of The President's Roundtable.

Portfolio Manager: Joel Oppenheim

Mr. Oppenheim has had 24 years investment experience for institutions including the State of Maryland, T. Rowe Price Associates, Inc., the National Rural Electric Pension and Brown Capital Management. He holds a B.S. in Economics and Juris Doctor from the University of Wisconsin, and is a Chartered Financial Analyst (CFA).

Portfolio Manager: Robert E. Hall

Mr. Hall has over 30 years investment experience including 18 years with
T. Rowe Price Associates, Inc., seven years with Emerging Growth
Partners, Inc., and four years with The Investment Center prior to joining Brown Capital Management. Mr. Hall is a former Trustee of the Peabody Institute of Johns Hopkins University.

Fortaleza Asset Management, Inc.

Fortaleza Asset Management, Inc., of Chicago, Illinois, is a small-cap growth manager that bases its investment principles on three key elements: (1) a proprietary stock valuation system that incorporates technical and market sentiment indicators to determine optimal buy points; (2) an emphasis on the preservation of capital through the implementation of a strict selling discipline to lock in capital gains and reduce losses; and (3) a discipline that does not force equity commitment in overvalued markets. The investment approach is based on a bottom-up stock selection process.

Performance Index: Russell 2000

Portfolio Manager: Margarita Perez

Ms. Perez is the founder, President and Portfolio Manager of Fortaleza, and has over 13 years of investment experience. Prior to forming
Fortaleza, Ms. Perez was Vice President and Portfolio Manager for
Monetta Financial Services, Inc., where she was directly involved in the management of equity accounts totalling in excess of $100 million.

Ms. Perez is a native of Puerto Rico and has lived in the Chicago area since the late 1960s. She earned an MBA from DePaul University School of Commerce. Ms. Perez is a member of various professional organizations including the American Institute of CPAs, National Society of Hispanic MBAs, Association for Investment Management and Research (AIMR), and the National Association of Securities Professionals (NASP). She is also a trustee of the Chicago Historical Society.

Portfolio Manager: James Boves

Mr. Boves brings over 25 year of investment management and research experience to Fortaleza. He has a master's degree in Economics from Northern Illinois University and is a member of the Investment Analysts Society in Chicago.

Subadvisory compensation


The Investment Subadvisory Agreement between the Advisor and each of the Subadvisors provides that the Subadvisors currently managing Fund assets are entitled to a base Subadvisory fee of 0.25% of that portion of the Fund's average daily net assets managed by the Subadvisor, paid by the Advisor out of the fee the Advisor receives from the Fund. As of January 1, 1997, each Subadvisor may earn (or have its base fee reduced by) a performance adjustment based on the extent to which performance of the Fund exceeds or trails the index agreed on with the Advisor:


         Performance versus                          Performance Fee
         the Index                                   Adjustment

         10% to less than 25%                           0.02%
         25% to less than 40%                           0.05%
         40% or more                                    0.10%

Payment by the Fund of a performance adjustment will be conditioned on:
(1) the performance of the Fund as a whole having exceeded the S&P 400 Mid-Cap Index; and (2) payment of the performance adjustment not causing the Fund's performance to fall below the S&P 400 Mid-Cap Index. The performance adjustment will be paid by the Fund to the Advisor, which will then pass it on to the Subadvisor.

Calvert Administrative Services Company provides administrative services for the Fund.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, CASC receives an annual fee, payable monthly, from the Fund of 0.10% of the Fund's average daily net assets.


Calvert Distributors, Inc. serves as underwriter to market the Fund's shares.

Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for payment of commissions and service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.


The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Fund's transfer, dividend disbursing and shareholder servicing agent.

SHAREHOLDER GUIDE

Opening An Account

You can buy shares of the Fund in several ways.

An account application accompanies this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call your broker, or Calvert Group at 800-368-2748. Be sure to specify which class you wish to purchase.

To invest in any of Calvert's tax-deferred retirement plans, please call Calvert Group at 800-368-2748 to receive information and the required separate application.

Alternative Sales Options

The Fund offers three classes of shares:

Class A Shares - Front End Load Option

Class A shares are sold with a front-end sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed.

Class C shares - Level Load Option

Class C shares are sold without a sales charge at the time of purchase or redemption.

Class C shares have higher expenses than Class A shares

The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act. Payments under the Class A Distribution Plan are limited to up to 0.35% annually of the average daily net asset value of Class A shares. The Class C Distribution Plan provides for the payment of an annual distribution fee to CDI of up to 0.75%, plus a service fee of up to 0.25%, for a total of 1.00% of the average daily net assets.

Considerations for deciding which class of shares to buy

Income distributions paid by the Fund with respect to Class B and Class C shares will generally be less than those paid with respect to Class A shares. You should consider Class A shares if you qualify for a reduced sales charge under Class A. Class A shares may also be more appropriate for larger accounts or if you plan to hold the shares for several years. Class C shares are not available for investments of $1 million or more.

Class A Shares

Class A shares are offered at net asset value plus a front-end sales charge as follows:

                                                                 Concession to
                                                    As a % of    Dealers as a %
                                   As a % of        Net Amount   of Amount
Amount of Investment               Offering Price   Invested     Invested
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Less than $50,000                  4.75%             4.99%            4.00%
$50,000 but less than $100,000     3.75%             3.90%            3.00%
$100,000 but less than $250,000    2.75%             2.83%            2.25%
$250,000 but less than $500,000    1.75%             1.78%            1.25%
$500,000 but less than $1,000,000  1.00%             1.01%            0.80%
$1,000,000 and over                0.00%             0.00%            0.25%*



*For new investments (new purchases but not exchanges) of $1 million or more, a broker-dealer will have the choice of being paid a finder's fee by CDI according to one of the following methods: (1) CDI may pay broker-dealers, on a monthly basis for 12 months, an annual rate of 0.30%. Payments will be made monthly at the rate of 0.025% of the amount of the investment, less redemptions; (2) CDI may pay broker-dealers 0.25% of the amount of the purchase; however, CDI reserves the right to recoup any portion of the amount paid to the broker-dealer if the investor redeems some or all of the shares from the Fund within thirteen months of the time of purchase.


Sales charges on Class A shares may be reduced or eliminated in certain cases. See Exhibit A to this prospectus.


The sales charge is paid to CDI, which in turn normally reallows a portion to your broker-dealer. Upon written notice to dealers with whom it has dealer agreements, CDI may reallow up to the full applicable sales charge. Dealers to whom 90% or more of the entire sales charge is reallowed may be deemed to be underwriters under the Securities Act of 1933.


In addition to any sales charge reallowance or finder's fee, your broker-dealer, or other financial service firm through which your account is held, currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares held in accounts maintained by that firm.

Class A Distribution Plan


The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan"), which provides for payments at a maximum rate of 0.35% of the average daily net asset value of Class A shares, to pay expenses associated with the distribution and servicing of Class A shares. Amounts paid by the Fund to CDI under the Class A Distribution Plan are used to pay to broker-dealers and others, including CDI salespersons who service accounts, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares, and to pay CDI for its marketing and distribution expenses, including, but not limited to, preparation of advertising and sales literature and the printing and mailing of prospectuses to prospective investors. During the fiscal year ended September 30, 1995, Class A Distribution Plan expenses for the Fund were 0.35%.


Class C Shares

Class C shares are not available through all dealers. Class C shares are offered at net asset value, without a front-end sales charge or a contingent deferred sales charge. Class C expenses are higher than those of Class A.

Class C Distribution Plan


The Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan"), which provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares, to pay expenses of the distribution and servicing of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used by CDI to pay broker-dealers and other selling firms quarterly compensation at an annual rate of up to 0.75%, plus a service fee of up to 0.25%, of the average daily net asset value of each share sold by such others. During the fiscal year ended September 30, 1995, Class C Distribution Plan expenses for the Fund were 1.00%.


Arrangements with Broker-Dealers and Others


CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. CDI may receive reimbursement of eligible marketing and distribution expenses from the Fund's Rule 12b-1 Distribution Plan.


Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO BUY SHARES
(BE SURE TO SPECIFY WHICH CLASS YOU ARE BUYING)

Method                     New Accounts             Additional Investments

By Mail                   $2,000 minimum            $250 minimum

                          Please make your check    Please make your check
                          payable to the Fund and   payable to the Fund and
                          mail it with your         mail it with your
                          application to:           investment slip to:

                          Calvert Group             Calvert Group
                          4550 Montgomery Avenue    P.O. Box 64146
                          Suite 1000N               Baltimore, Maryland
                          Bethesda, Maryland 20814  21264-4146

                                                    West Coast Investors
                                                    use:
                                                    Calvert Group
                                                    P.O. Box 883610
                                                    San Francisco, CA
                                                    94188-3610

By Registered, Certified, or Overnight Mail:Calvert Group
                                            4550 Montgomery Avenue
                                            Suite 1000N
                                            Bethesda, Maryland 20814

Through Your Broker        $2,000 minimum      $250 minimum

At the Calvert             Visit the Calvert Branch Office to make investments
Branch Office              by check. See back cover page for the address.

FOR ALL OPTIONS BELOW, PLEASE CALL YOUR BROKER, OR CALVERT GROUP AT
800-368-2745

By Exchange                $2,000 minimum     $250 minimum
(From your account in another Calvert Group Fund)

When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing Calvert account.

By Bank Wire               $2,000 minimum     $250 minimum

By Calvert Money           Not Available for   $50 minimum
Controller*                Initial Investment

*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.

NET ASSET VALUE

Net asset value per share ("NAV)" refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each class will vary daily based on the market values of the Fund's investments.

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If quotations are not available, securities are valued by a method that the Board of Directors believes accurately reflects fair value.


The NAV is calculated at the close of the Fund's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Fund is open for business each day the New York Stock Exchange is open. All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000 of a share).


WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.


Your purchase will be processed at the next offering price based on the next net asset value calculated after your order is received and accepted. If your purchase is received by 4:00 p.m. Eastern time, your account will be credited on the day of receipt. If your purchase is received after 4:00 p.m. Eastern time, it will be credited the next business day. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be cancelled and you will be charged a $10 fee plus costs incurred by the Fund. When you purchase by check or with Calvert Money Controller, the Fund can hold payment on proceeds of redemptions against those funds until it is reasonably satisfied that the purchase is collected (normally 10 business days). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.


Certain financial institutions or broker-dealers which have entered into a sales agreement with CDI may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be held liable for resulting fees or losses.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of other Calvert Group Funds.


If your investment goals change, the Calvert Group Family of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. However, to protect a Fund's performance and to minimize costs, Calvert Group discourages frequent exchanges and may prohibit additional purchases of Fund shares by persons engaged in too many short-term trades. Before you make an exchange from a Fund or Portfolio, please note the following:


         Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund or Portfolio into which you want to exchange for relevant information, including class offerings.

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

         Complete and sign an application for an account in that Fund or Portfolio, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

         Shares on which you have already paid a sales charge at Calvert Group and shares acquired by reinvestment of dividends or distributions may be exchanged into another Fund at no additional charge.

         Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the same Portfolio during any 6-month period will be given written notice that they may be prohibited from making additional investments. This policy does not prohibit a shareholder from redeeming shares of the Fund, and does not apply to trades solely among money market funds.


         For purposes of the exchange privilege, effective July 31, 1996, the Fund is related to Summit Cash Reserves Fund by investment and investor services. The Fund reserves the right to terminate or modify the exchange privilege in the future upon 60 days' written notice.


OTHER CALVERT GROUP SERVICES

Calvert Information Network

24 hour total return quotations and prices


Calvert Group has a round-the-clock telephone service that lets existing customers use a push button phone to obtain prices, performance information, account balances, and authorize certain transactions.


Calvert Money Controller

Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application.

This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($50 to $300,000 ) between your bank account and your Calvert Group account with one phone call. Allow one or two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank.

You may also arrange systematic monthly or quarterly investments (minimum $50) into your Calvert Group account. After you give us proper authorization, your bank account will be debited to purchase Fund shares. A debit entry will appear on your bank statement. Share purchases made through Calvert Money Controller will be subject to the applicable sales charge. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert Group account, call your broker or Calvert Group for a Money Controller Application.

Telephone Transactions

Calvert may record all telephone calls.

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Optional Services


Complete the account application for the easiest way to establish services.


The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call Calvert Investor Relations at 800-368-2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, trust company, savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Householding of General Mailings


Householding reduces Fund expenses and saves paper and trees for the environment.

If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as semi-annual and annual reports. Please contact Calvert Investor Relations at 800-368-2745 to receive additional copies of information.


Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of the Fund through a program of services offered by a broker, dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features may be modified in these programs, and administrative charges may be imposed by the broker-dealer or financial institution for the services rendered.

Tax-Saving Retirement Plans

Contact Calvert Group for complete information kits discussing the plans, and their benefits, provisions and fees.

Calvert Group can set up your new account in the Fund under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums may differ from those listed in the chart on page _____. Also, reduced sales charges may apply. See "Exhibit A" - Reduced Sales Charges."

         Individual retirement accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

         Qualified Profit-Sharing and Money-Purchase Plans (including 401(k) Plans): available to self-employed people and their partners, or to corporations and their employees.

         Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations. Salary reduction pension plans (SAR-SEP IRAs) are also available to employers with 25 or fewer employees.

         403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

HOW TO SELL YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received and accepted. See below for specific requirements necessary to make sure your redemption request is acceptable. Remember that the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days). The Fund reserves the right to redeem in kind (i.e., to give you the value of your redemption in portfolio securities instead of in cash).

Redemption Requirements To Remember

To ensure acceptance of your redemption request, please follow the procedures described here and below.


Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.


Minimum account balance is $1,000 per Fund, per class.


Please maintain a balance in your account of at least $1,000, per class. If, due to redemptions, the account falls below $1,000, or you fail to invest at least $1,000, it may be closed and the proceeds mailed to you at the address of record. You will have 30 days notice that your account will be closed unless you make an additional investment to increase your account balance to the $1,000 minimum.


By Mail To:


Calvert Group
P.O. Box 419544
Kansas City, MO
64179-6544


You may redeem available shares from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. If you do not have a voided check or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Type of Registration                                 Requirements

Corporations, Associations                           Letter of
                                                     instruction and a
                                                     corporate
                                                     resolution, signed
                                                     by person(s)
                                                     authorized to act on
                                                     the account,
                                                     accompanied by
                                                     signature
                                                     guarantee(s).

Trusts   Letter of instruction signed by the Trustee(s) (as Trustee), with a signature
                                                     guarantee. (If the
                                                     Trustee's name is
                                                     not registered on
                                                     your account,
                                                     provide a copy of
                                                     the trust document,
                                                     certified within the
                                                     last 60 days.)

By Telephone

Please call 800-368-2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to an address or bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000. See "Telephone Transactions" on page ___. If for any reason you are unable to reach the Fund by telephone, whether due to mechanical difficulties, heavy market volume or otherwise, you may send a written redemption request to the Fund by overnight mail. If your account is held through a broker, see "Through Your Broker" below.

Calvert Money Controller

Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). You may also authorize automatic fixed amount redemptions by Calvert Money
Controller. All requests must be received by 4:00 p.m. Eastern time. Accounts cannot be closed by this service.

Exchange to Another Calvert Group Fund

You must meet the minimum investment requirement of the other Calvert Group Fund or Portfolio. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter. See
"Exchanges."

Systematic Check Redemptions


If you maintain an account with $10,000 or more, you may have up to two
(2) redemption checks for $100 or more sent to you on the 15th of each month, simply by sending a letter with all the information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.


Through your Broker

If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares.

DIVIDENDS AND TAXES


Each year, the Fund distributes substantially all of its net investment income to shareholders.


Dividends from the Fund's net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of the Fund's net short-term capital gains (treated as dividends for tax purposes) and its net long-term capital gains, if any, are normally declared and paid by the Fund once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes; dividend payments will generally be higher for Class A shares.

Dividend and Distribution Payment Options

Dividends and any distributions are automatically reinvested in the same Fund at net asset value (no sales charge), unless you elect to have the dividends of $10 or more paid in cash (by check or by Calvert Money Controller). Dividends and distributions may be automatically invested in an identically registered account with the same account number in any other Calvert Group Fund at net asset value. If reinvested in the same Fund account, new shares will be purchased at net asset value on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing prior to the record date to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

"Buying a Dividend"

At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date for a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

The Fund normally distributes all net income and capital gain to shareholders. These distributions are taxable to you regardless of whether they are taken in cash or reinvested. Distributions of net investment income are taxable as ordinary income; distributions of long-term capital gains are taxable as long-term capital gains regardless of how long you have held the shares. Dividends and distributions declared during October, November or December and paid in January of the following year are taxable in the year they are declared. The Fund will mail you Form 1099-DIV in January indicating the federal tax status of your dividends. If distributions exceed the Fund's net investment income and capital gain for the year, the excess will reduce your tax basis for your shares in the Fund.

You may realize a capital gain or loss when you sell or exchange shares.

If you sell or exchange your Fund shares you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. In January, the Fund will mail you Form 1099-B indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Taxpayer Identification Number

If we do not have your correct Social Security or Corporate Tax Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires the Fund to withhold 31% of your dividends and certain redemptions. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

EXHIBIT A         REDUCED SALES CHARGES (CLASS A ONLY)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Right of Accumulation. The sales charge is calculated by taking into account not only the dollar amount of a new purchase of shares, but also the higher of cost or current value of shares previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase.

Letter of Intent. If you plan to purchase $50,000 or more of Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the Statement of Additional Information.

Group Purchases. If you are a member of a qualified group, you may purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the shares you purchase, but also the higher of cost or current value of shares previously purchased and currently held by other members of your group.


A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable CDI and dealers offering Fund shares to realize economies of scale in distributing such shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or dealers distributing the Fund's shares, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to CDI or dealers, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.


Pension plans may not qualify participants for group purchases; however, such plans may qualify for reduced sales charges under a separate provision (see below). Members of a group are not eligible for a Letter of Intent.

Retirement Plans Under Section 457, Section 403(b)(7), or Section
401(k). There is no sales charge on shares purchased for the benefit of a retirement plan under Section 457 of the Internal Revenue Code of 1986, as amended ("Code"), or for a plan qualifying under Section 403(b)(7) of the Code if, at the time of purchase, Calvert Group has been notified in writing that the 403(b)(7) plan has at least 200 eligible employees.
Furthermore, there is no sales charge on shares purchased for the benefit of a retirement plan qualifying under Section 401(k) of the Code if, at the time of such purchase, the 401(k) plan administrator has notified Calvert Group in writing that a) its 401(k) plan has at least 200 eligible employees; or b) the cost or current value of shares the plan has in Calvert Group of Funds (except money market funds) is at least $1 million.


Neither the Fund, nor CDI, nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.



Other Circumstances. There is no sales charge on shares of any fund
(portfolio or series) of the Calvert Group of Funds sold to:
(1) current and retired members of the Board of Trustees/Directors of the Calvert Group of Funds, (and the Advisory Council of the Calvert
Social Investment Fund);
(2) directors, officers and employees of the Advisor, Distributor, and their affiliated companies;
(3) directors, officers and registered representatives of brokers distributing the Fund's shares; and immediate family members of persons listed in (1), (2), or (3) above;
(4) dealers, brokers, or registered investment advisors that have entered into an agreement with CDI providing specifically for the use of shares of the Fund (Portfolio or Series) in particular investment programs or products (where such program or product already has a fee charged therein) made available to the clients of such dealer, broker, or registered investment advisor;
(5) trust departments of banks or savings institutions for trust clients of such bank or savings institution; and
(6)purchases placed through a broker maintaining an omnibus account with the Fund (Portfolio or Series) and the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a) or Section 403(b) of the I.R.C., and "rabbi trusts."



Dividends and Capital Gain Distributions from other Calvert Group Funds. You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in your account with no additional sales charge.



Purchases made at net asset value ("NAV"). Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another fund at no additional sales charge.


Reinstatement Privilege. If you redeem Fund shares and then within 30 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.


To Open an Account:                             Prospectus
     800-368-2748                               January 31, 1996

Performance and Prices:
Calvert Information Network                     CALVERT WORLD VALUES FUND, INC.
24 hours, 7 days a week                         CAPITAL ACCUMULATION FUND
     800-368-2745

Service for Existing Account:
     Shareholders        800-368-2745
     Brokers             800-368-2746

TDD for Hearing-Impaired:
                         800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


Registered, Certified or
Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105

Calvert Group Web-Site
Address:  http://www.calvertgroup.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


Table of Contents

Fund Expenses
Investment Objective and Policies
Investment Techniques and Risks
Social Screens
Total Return
Management of the Fund
SHAREHOLDER GUIDE:
How to Buy Shares
Net Asset Value
When Your Account Will Be Credited
Exchanges
Other Calvert Group Services
How to Sell Your Shares
Dividends and Taxes
Exhibit A (Reduced Sales Charges)

PROSPECTUS
January 31, 1996


CALVERT WORLD VALUES FUND, INC.
GLOBAL EQUITY FUND
4550 Montgomery Avenue, Bethesda, Maryland 20814

INVESTMENT OBJECTIVE

The investment objective of Calvert World Values Fund, Inc., Global Equity Fund (the "Fund") is to achieve a high total return consistent with reasonable risk, by investing primarily in a globally diversified portfolio of equity securities. To the extent possible, investments are made in enterprises that make a significant contribution to our global society through their products and services and through the way they do business. In particular, the Fund intends to invest a part of its assets in companies with strong interest in the environment, human rights and health care. Investments must satisfy both the financial and social criteria of the Fund.

PURCHASE INFORMATION

The Fund offers two classes of shares, each with different expense levels and sales charges. You may choose to purchase (i) Class A shares, with a sales charge imposed at the time you purchase the shares ("front-end sales charge"); or (ii) Class C shares which impose neither a front-end sales charge nor a contingent deferred sales charge. Class C shares are not available through all dealers. Class C shares have a higher level of expenses than Class A shares, including higher Rule 12b-1 fees. These alternatives permit you to choose the method of purchasing shares that is most beneficial to you, depending on the amount of the purchase, the length of time you expect to hold the shares, and other circumstances. See "Alternative Sales Options" for further details.

ADVISORS
Calvert Asset Management Company, Inc. is the Fund's Advisor, responsible for overall management and supervision of the Fund's investment and day-to-day management. Murray Johnstone International, Ltd. is the Fund's Sub-Advisor, responsible for asset allocation and selection of the specific investments for the Fund. See "Management of the Fund."

TO OPEN AN ACCOUNT
Call your broker, or complete and return the enclosed Account
Application. Minimum initial investment is $2,000 (may be lower for certain retirement plans).

ABOUT THIS PROSPECTUS
Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Fund's goals match your own. Keep this document for future reference.


A Statement of Additional Information (dated January 31, 1996) for the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Fund: 800-368-2748.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.


FUND EXPENSES

A.  Shareholder Transaction Costs            Class A      Class C
    Maximum Front-End Sales Charge on        4.75%         None
    Purchases (as a percentage of offering
    price)
    Contingent Deferred Sales Charge         None          None


B.  Annual Fund Operating Expenses - Fiscal
    Year 1995
    (as a percentage of average net assets,
    after expense reimbursement/fee waiver)


    Management Fees                          1.10%         1.10%
    Rule 12b-1 Service and Distribution Fees
                                             0.25%         1.00%
    Other Expenses                           0.58%         1.02%


    Total Fund Operating Expenses<F1>        1.93%         3.12%



C. Example:           You would pay the following expenses on a $1,000
                      investment, assuming (1) 5% annual return; (2) redem period; and (3) for Class A, payment of maximum initial sales charge at time of purchase:


                  1 Year           3 Years     5 Years      10 Years
Class A           $66              $105        $147         $262
Class C           $31              $96         $164         $343

<F1> Net Fund Operating Expenses after reduction for fees paid indirectly were: Class A 1.79% and Class C 2.99%.



The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.


Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

      A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of the Fund. See "Reduced Sales Charges" at Exhibit A to see if you qualify for possible reductions in the sales charge. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.


      B. Annual Fund Operating Expenses. Management Fees are paid by the Fund to Calvert Asset Management Company, Inc. ("Investment Advisor") for managing the Fund's investments and business affairs. Management fees include the Sub-Advisory fee paid by the Investment Advisor to Murray Johnstone International, Ltd., ("Sub-Advisor"), and the Administrative Service fee paid to Calvert Administrative Services Company. The Fund incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the Fund's daily share price and are not charged directly to individual shareholder accounts. Please refer to "Management of the Fund" for further information.

     The Advisor may voluntarily defer fees or assume expenses of the Fund. For the year ended September 30, 1995, no fees were waived or and some expenses were reimbursed for Class C Shares. However, 0.14% of fees were paid indirectly. Without the fee reduction, Other Expenses would have been 1.16%, and Total Fund Operating Expenses for Class C Shares would have been 3.25%. The Investment Advisory Agreement provides that the Advisor may later, to the extent permitted by law, recapture any fees it deferred or expenses it assumed during the two prior years provided, however, that total Annual fund Operating Expenses for Class A shall not exceed 2.00% of average net assets during any year in which the Advisor elects to exercise the recapture provision. The above table reflects these agreements, although there was no recapture of fees in fiscal year 1995.



          The Fund's Rule 12b-1 fees include an asset-based sales charge. Thus, long-term shareholders in the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.


FINANCIAL HIGHLIGHTS


The following table provides information about the financial history of the Fund's Class A and C shares. It expresses the information in terms of a single share outstanding for the Fund throughout each period. The table has been audited by Coopers & Lybrand, independent accountants, whose report on the period from July 2, 1992 (commencement of operations) through September 30, 1995 is included in the Annual Report to Shareholders of the Fund. The table should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.

                                               Class A Shares
                                               Year Ended
                                               September 30, 1995


Net asset value, beginning of period           $17.99

Income from investment operations
Net investment income                             .11
Net realized and unrealized gain
(loss) on investments                             .38
Total from investment operations                  .49

Distributions to shareholders
Dividends from net investment income               --
Distribution in excess of net
investment income                                  --
Distribution from net realized gains             (.86)
Total Distributions                              (.86)

Total increase (decrease) in
net asset value                                  (.37)

Net asset value, end of period                 $17.62

Total return<F4>                                 3.19%

Ratio to average net assets:
Net investment income (loss)                      .68%
Total expenses<F5>                               1.93%
Net expenses                                     1.79%
Expenses reimbursed and/or waived                  --

Portfolio turnover                                 73%

Net assets, end of period (in thousands)       $191,586

Number of shares outstanding
at end of year (in thousands)                    10,876

<F4>Total  return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F5>Effective  September  30, 1995,  this ratio  reflects  total  expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1994


Net asset value, beginning of period           $16.35

Income from investment operations
Net investment income                           --
Net realized and unrealized gain
(loss) on investments                            2.14
Total from investment operations                 2.14

Distributions to shareholders
Dividends from net investment income             (.03)
Distribution in excess of net
investment income                                (.04)
Distribution from net realized gains             (.43)
Total Distributions                              (.50)

Total increase (decrease) in
net asset value                                  1.64

Net asset value, end of period                 $17.99

Total return<F4>                               13.44%

Ratio to average net assets:
Net investment income (loss)                    (.04%)
Total expenses<F5>                               --
Net expenses                                    1.96%
Expenses reimbursed and/or waived                .04%

Portfolio turnover                                78%

Net assets, end of period (in thousands)       $175,543

Number of shares outstanding
at end of year (in thousands)                     9,755

<F4>Total  return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F5>Effective  September  30, 1995,  this ratio  reflects  total  expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class A Shares
                                               Year Ended
                                               September 30, 1993


Net asset value, beginning of period           $14.31

Income from investment operations
Net investment income                             .08
Net realized and unrealized gain
(loss) on investments                            2.04
Total from investment operations                 2.12

Distributions to shareholders
Dividends from net investment income             (.05)
Distribution in excess of net
investment income                                 --
Distribution from net realized gains             (.03)
Total Distributions                              (.08)

Total increase (decrease) in
net asset value                                  2.04

Net asset value, end of period                 $16.35

Total return<F4>                                14.95%

Ratio to average net assets:
Net investment income (loss)                     .80%
Total expenses<F5>                              --
Net expenses                                    1.50%
Expenses reimbursed and/or waived                .20%

Portfolio turnover                                35%

Net assets, end of period (in thousands)      $54,280

Number of shares outstanding
at end of year (in thousands)                   3,319

<F4>Total  return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F5>Effective  September  30, 1995,  this ratio  reflects  total  expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.




                                               Class A Shares
                                               From Inception
                                               July 2, 1992
                                               Through
                                               September 30, 1992


Net asset value, beginning of period           $15.00

Income from investment operations
Net investment income                             .02
Net realized and unrealized gain
(loss) on investments                            (.71)
Total from investment operations                 (.69)

Distributions to shareholders
Dividends from net investment income              --
Distribution in excess of net
investment income                                 --
Distribution from net realized gains              --
Total Distributions                               --

Total increase (decrease) in
net asset value                                  (.69)

Net asset value, end of period                 $14.31

Total return<F4>                                (4.60%)

Ratio to average net assets:
Net investment income (loss)                     1.23%(a)
Total expenses<F5>                                --
Net expenses                                     1.01%(a)
Expenses reimbursed and/or waived                 .60%(a)

Portfolio turnover                                --

Net assets, end of period (in thousands)       $8,440

Number of shares outstanding
at end of year (in thousands)                     590

(a) Annualized
<F4>Total  return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F5>Effective  September  30, 1995,  this ratio  reflects  total  expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class C Shares
                                               Year Ended
                                               September 30, 1995


Net asset value, beginning of period           $17.86

Income from investment operations
Net investment income                            (.05)
Net realized and unrealized gain
(loss) on investments                             .32
Total from investment operations                  .27

Distributions to shareholders
Dividends from net investment income            --
Distribution in excess of net
investment income                               --
Distribution from net realized gains           (.85)
Total Distributions                            (.85)
Total increase (decrease) in
net asset value                                (.58)

Net asset value, end of period                 $17.28

Total return<F4>                               1.95%

Ratio to average net assets:
Net investment income (loss)                   (.47%)
Total expenses<F5>                             3.12%
Net expenses                                   2.99%
Expenses reimbursed and/or waived              .13%

Portfolio turnover                             73%

Net assets, end of period (in thousands)       $6,061

Number of shares outstanding
at end of year (in thousands)                  351

<F4>Total  return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F5>Effective  September  30, 1995,  this ratio  reflects  total  expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.



                                               Class C Shares
                                               From Inception
                                               March 1, 1994
                                               Through
                                               September 30, 1994

Net asset value, beginning of period           $18.24

Income from investment operations
Net investment income                          (.06)
Net realized and unrealized gain
(loss) on investments                          (.32)
Total from investment operations               (.38)

Distributions to shareholders
Dividends from net investment income            --
Distribution in excess of net
investment income                               --
Distribution from net realized gains            --
Total Distributions                             --

Total increase (decrease) in
net asset value                                (.38)

Net asset value, end of period                 $17.86

Total return<F4>                               (1.27%)

Ratio to average net assets:
Net investment income (loss)                   (1.16%(a)
Total expenses<F5>                             --
Net expenses                                   3.32%(a)
Expenses reimbursed and/or waived              .50%(a)

Portfolio turnover                             78%

Net assets, end of period (in thousands)       $3,620

Number of shares outstanding
at end of year (in thousands)                  203

(a) Annualized
<F4>Total  return is not  annualized for periods of less than one year and does not reflect deduction of Class A front-end sales charge.
<F5>Effective  September  30, 1995,  this ratio  reflects  total  expenses before reduction for fees paid indirectly; previously such reductions were included in the ratio.




INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund seeks to provide a high total return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. All investments are screened for financial and social criteria. There is, of course, no assurance that the Fund will be successful in meeting its objective.

Under normal circumstances, the Fund will invest at least 65% of its assets in equity securities.

The Fund will invest primarily in common stocks of established foreign and U.S. companies believed by the Sub-Advisor to have potential for capital growth, income or both. Companies are considered established if their securities are traded on a recognized stock exchange. However, the Fund may invest in any other type of security including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of companies, (including Euro-currency instruments and securities) or of any international agency (such as the Asian Development Bank or Inter-American Development Bank) or obligations of domestic or foreign governments and their political subdivisions, and in foreign currency transactions. See "Debt Obligations." The Fund may establish and maintain reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund's reserves may be invested in domestic as well as foreign short-term money market instruments including, but not limited to, U.S. and foreign government and agency obligations, and obligations of supranational entities, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. Any money market instruments will be rated at least A-2/P-2 or better by a nationally recognized statistical rating organization such as Standard and Poor's or Moody's, or, if unrated, determined by the Advisor or Sub-Advisor to be of equivalent credit quality. The Fund may also engage in certain options transactions, and enter into futures contracts and related options for hedging purposes. (See "Investment Techniques and Risks.")

Under normal circumstances, the Fund will invest at least 65% of its assets in the securities of issuers in no less than three countries, one of which may be the USA.

The Fund makes investments in various countries. Under normal circumstances, business activities in a number of different foreign countries will be represented in the Fund's investments. The Fund may, from time to time, have more than 25% of its assets invested in any major industrial or developed country which in the view of the Sub-Advisor poses no unique investment risk. The Sub-Advisor considers an investment in a given foreign country to have "no unique investment risk" if the Fund's investment in that country is not disproportionate to the relative size of the country's market versus the Morgan Stanley Capital International Europe-Far East-Asia (EFEA) or World Index or other comparable index, and if the capital markets in that country are mature, and of sufficient liquidity and depth. Under exceptional economic or market conditions, the Fund may invest substantially all of its assets in only one or two countries, or in U.S. government obligations or securities of companies incorporated in and having their principal activities in the U.S.

The Sub-Advisor considers several factors in determining the various countries in which to invest.

In determining the appropriate distribution of investments among various countries and geographic regions, the Sub-Advisor ordinarily will consider the following factors: prospects for relative economic growth among foreign countries; expected levels of inflation; relative price levels of the various capital markets; government policies influencing business conditions; the outlook for currency relationships and the range of individual investment opportunities available to the global investor. The Fund may make investments in developing countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. A country is considered to be a developing country if it is not included in the Morgan Stanley Capital International World Index. Examples of developing countries would currently include countries such as Argentina, Brazil, Indonesia, Taiwan, Mexico, Turkey, Chile, India, and Korea. Investing in developing countries often involves risk of high inflation, high sensitivity to commodity prices, and government ownership of the biggest industries in that country. Investing in developing countries also involves a higher probability of occurrence of the risks of investing in foreign securities in general, including but not limited to, less financial information available, relatively illiquid markets, and the possibility of adverse government action (see "Risk Factors" below). No more than 30% of the Fund's net assets may be invested in the securities of issuers located in developing countries. In the past, markets of developing countries have been more volatile than the markets of developed countries; however, such markets often have provided higher long-term rates of return to investors. The Sub-Advisor believes that these characteristics may be expected to continue in the future.

Generally, the Fund will not trade in securities for short-term profits, but, when circumstances warrant, securities may be sold without regard to the length of time held.

Debt obligations

Although the Fund invests primarily in equity securities, it may invest up to 35% of its net assets in debt securities, excluding money market instruments. Of this, at least 30% will be of the highest credit quality available (rated AAA or Aaa by Standard & Poor's (S&P) or Moody's, respectively, or if not rated by S&P or Moody's, then determined by the Sub-Advisor to be of equivalent credit quality). All fixed income instruments are subject to interest-rate risk; that is, when market interest rates rise, the current principal value of a bond will decline. The remaining 5% of Fund assets that may be invested in debt securities may be rated lower than AAA or Aaa, but in no event lower than BBB or Baa, or, if unrated, then determined by the Sub-Advisor to be of equivalent credit quality. The Sub-Advisor does not intend to purchase any bonds rated lower than AAA unless the instrument provides an opportunity to invest in an attractive company in which an equity investment is not currently available or desirable.

The Fund will not buy any bonds rated less than investment grade. If a change in credit quality after acquisition by the Fund causes the bond to no longer be investment grade, the Sub-Advisor will generally dispose of the bond if necessary to keep its holdings, if any, of such bonds to 5% or less of the Fund's assets. See the Statement of Additional Information, "Credit Quality" and "Appendix--Corporate Bond and Commercial Paper Ratings" for more information on bond ratings and credit quality.

Foreign Government Securities

The Sub-Advisor may from time to time invest in the debt instruments of foreign sovereign governments. These may include short-term treasury bills, notes and long-term bonds, and will only be considered for investment by the Fund if they have the full guarantee of the government in question. The Sub-Advisor will not invest in foreign government securities with a rating by Moody's Investors Services lower than AA2.

RISK FACTORS

An investment in the Fund is subject to various risks. The net asset value will fluctuate in response to changes in market conditions and the value of the Fund's portfolio investments. The Fund's use of certain investment techniques, such as foreign currency options, involve special risks. See "Investment Techniques and Related Risks."

There are substantial and different risks involved in investing in foreign securities. You should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S.

Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be returned to the country of origin, based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connections with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as those in the U.S. In most foreign markets volume and liquidity are less than in the U.S. and, at times, volatility of price can be greater than that in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The Fund is not aware of any investment or exchange control regulations which might substantially impair the operations of the Fund as described, although this could change at any time.


Many foreign securities are represented by American Depositary Receipts ("ADRs"), or other receipts evidencing ownership of foreign securities, such as International Depositary Receipts and Global Depositary Receipts. ADRs are U.S. dollar-denominated and are traded in the U.S. on exchanges or over the counter. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund may avoid some currency risks and liquidity risks during the settlement period for either purchases or sales. The information available for ADRs is subject to the more uniform and more exacting accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. In general, there is a large, liquid market in the U.S. for many ADRs. The Fund may also invest in European Depositary Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.


The dividends and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders. You should understand that the expense ratio of the Fund can be expected to be higher than those of investment companies investing only in domestic securities since the costs of operations are higher.

INVESTMENT TECHNIQUES and RELATED RISKS

The Fund may write covered call options and purchase call and put options on securities and security indices, and may write secured put options and enter into option transactions on foreign currency. It may also engage in transactions in financial futures contracts and related options for hedging purposes, and invest in repurchase agreements. These investment techniques and the related risks are summarized below and are described in more detail in the Statement of Additional Information.

Writing (Selling) Call and Put Options

A call option on a security, security index or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security, index or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option on an individual security or foreign currency has the obligation to sell the underlying security or currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are to be made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period.

Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index. The Fund may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators.

The Fund may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value.

During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.

Purchasing Call and Put Options, Warrants and Stock Rights

The Fund may invest up to an aggregate of 5% of its total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Fund may invest in call and put options whenever, in the opinion of the Advisor or Sub-Advisor, a hedging transaction is consistent with its investment objectives. The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transaction costs.

Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. The Fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.

Financial Futures and Related Options

The Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of their portfolio securities or securities which they intend to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.

Financial futures contracts consist of interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. (See "Foreign Currency Transactions.") A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts. It will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.

Closing out a Futures Position -- Risks

The Fund may close out its position in a futures contract or an option on a futures contract only by entering into an offsetting transaction on the exchange on which the position was established and only if there is a liquid secondary market for the futures contract. If it is not possible to close a futures position entered into by the Fund, the Fund could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. The inability to close futures or options positions could have an adverse effect on the Fund's ability to hedge effectively. There is also risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract. The success of a hedging strategy depends on the Sub-Advisor's ability to predict the direction of interest rates and other economic factors. The correlation is imperfect between movements in the prices of futures or options contracts, and the movements of prices of the securities which are subject to the hedge. If the Fund used a futures or options contract to hedge against a decline in the market, and the market later advances (or vice-versa), the Fund may suffer a greater loss than if it had not hedged.

Foreign Currency Transactions

The value of the Fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward contract in United States dollars for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. However, this tends to limit potential gains which might result from a positive change in such currency relationships. The Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

When the Advisor or the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

It is impossible to forecast with precision the market values of portfolio securities at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver when a decision is made to sell the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it would realize gains to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund may have to convert its holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

Repurchase agreements

Repurchase agreements are arrangements under which the Fund buys securities and the seller simultaneously agrees to repurchase the securities at a specified time and price. The Fund may engage in repurchase agreements to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Fund would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Fund's Board of Directors. In addition, the Fund will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year, and are considered illiquid if not terminable within seven days.

The Fund may lend its portfolio securities.

The Fund may lend its portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills; the amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its portfolio securities only to those firms the Advisor or Sub-Advisor deems creditworthy and only on such terms the Advisor or Sub-Advisor believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund. The Fund will realize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

The Fund's investment objective and those policies set forth as fundamental investment restrictions may not be changed without shareholder approval. The Fund's Statement of Additional Information describes additional policies and restrictions concerning the portfolio investments of the Fund.

High Social Impact Investments

The Fund has adopted a non-fundamental policy that permits it to invest up to three percent of its assets in investments in securities that offer a rate of return below the then prevailing market rate and that present attractive opportunities for furthering the Fund's social criteria ("High Social Impact Investments"). In applying this restriction, the percentage of assets in such securities shall be based upon the aggregate cumulative value at the time of the respective acquisitions of such securities currently held by the Fund. Such securities are typically illiquid and unrated and generally considered non-investment grade debt securities which involve a greater risk of default or price decline than investment-grade securities. Through diversification and credit analysis and limited maturity, investment risk can be reduced, although there can be no assurance that losses will not occur.

Special Equities and Private Placements

Due to the particular social objective of the Fund, opportunities may exist to promote especially promising approaches to social goals through privately placed investments. The Special Equities Committee of the Board of Directors identifies, evaluates, and selects these investments, subject to ratification by the Board. The private placement investments undertaken by the Fund, if any, may be subject to a high degree of risk. Such investments may involve relatively small and untried enterprises that have been selected in the first instance because of some attractive social objectives or policies.

Many private placement investments have no readily available market and may therefore be considered illiquid. Fund investments in private placements and other securities for which market quotations are not readily available are valued at fair market value as determined by the Advisor or Sub-Advisor under the direction and control of the Board.

SOCIAL SCREENS

The Fund carefully reviews company policies and behavior regarding social issues important to global quality of life:
-environment
-human rights
-nuclear energy
-weapons systems
-alcohol/tobacco
-health care.

The Fund currently observes the following operating policies which may be changed by the Fund's Board of Directors without shareholder approval: (1) the Fund actively seeks to invest in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving and enhancing our natural environment through their operations and products, and avoiding companies with poor environmental records; (2) the Fund will not invest in issuers which the Advisor or Sub-Advisor ascertains contribute to human rights abuses in other countries; (3) the Fund will not invest in producers of nuclear power or nuclear weapons, or companies with more than 10% of revenues derived from the production or sale of weapons systems; and (4) the Fund will not invest in companies which derive more than 10% of revenues from the production of alcohol or tobacco products, and actively seeks to invest in companies whose products or services improve the quality of or access to health care, including public health and preventative medicine.

The Fund believes that there are long-term benefits inherent in an investment philosophy that demonstrates concern for the environment, human rights, economic priorities, and international relations. Those enterprises which exhibit a social awareness measured in terms of the above attributes and considerations should be better prepared to meet future societal needs for goods and services. By responding to social concerns, these enterprises should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to provide a positive return to both investors and society as a whole.

TOTAL RETURN

The Fund may advertise total return for each class. Total return is based on historical results and is not intended to indicate future performance.

Total return is calculated separately for each class. It includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. The total return of a class shows its overall change in value, including changes in share price and assuming all of the class' dividends and capital gain distributions are reinvested. A cumulative total return reflects the class' performance over a stated period of time. An average annual total return reflects the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. Both types of total return usually will include the effect of paying the front-end sales charge, in the case of Class A shares. Of course, total returns will be higher if sales charges are not taken into account. Quotations of "overall return" do not reflect deduction of the sales charge. You should consider overall return figures only if you qualify for a reduced sales charge, or for purposes of comparison with comparable figures which also do not reflect sales charge, such as mutual fund averages compiled by Lipper Analytical Services, Inc. ("Lipper"). Further information about the Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge.

MANAGEMENT OF THE FUND

The Fund's Board of Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services.

The Fund is a series of Calvert World Values Fund, Inc., an open-end diversified management investment company organized as a Maryland corporation on February 14, 1992. The other series of Calvert World Values Fund, Inc. is Calvert Capital Accumulation Fund.

The Fund is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of the Fund you own, except that matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class(es).

Calvert Asset Management serves as Advisor to the Fund.

Calvert Asset Management Company, Inc. (the "Advisor") is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management, administrative services and office space; furnishes executive and other personnel to the Fund; and pays the salaries and fees of all Directors who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Fund and reserves the right to compensate broker-dealers in return for their promotional or administrative services. The Fund pays all other operating expenses as noted in the Statement of Additional Information.

The Fund's organizational expenses in the amount of $52,847 were advanced to the Fund by the Advisor. These expenses are being amortized over a sixty-month period which commenced on July 2, 1992. In the event that the Fund liquidates before the deferred organization expenses are fully amortized, the Advisor shall bear such unamortized deferred organization expenses.

The Advisor serves as investment advisor to six other registered investment companies in the Calvert Group of Funds: First Variable Rate Fund for Government Income; Calvert Tax-Free Reserves; Calvert Cash Reserves (doing business as Money Management Plus); Calvert Social Investment Fund; Calvert Municipal Fund, Inc.; and The Calvert Fund. The Advisor also serves as investment advisor to Acacia Capital Corporation, a registered investment company whose shares are sold to insurance companies to fund the benefits under certain variable annuity and variable life insurance policies.

Portfolio Manager

Investment selections for the Global Equity Fund are made by the Sub-Advisor, Murray Johnstone International, Ltd. Andrew Preston, Portfolio Manager, studied at Melbourne University in Australia and Ritsumeikan University in Japan prior to working for the Australian Department of Foreign Affairs. He joined Murray Johnstone in 1985 as an analyst in the U.K. and U.S. departments, became Fund Manager in the Japanese Department, played a prominent role in the establishment and operation of Yamaichi-Murray Johnstone, and then began to support Murray Johnstone's growing U.S. business.

Calvert Group is one of the largest investment management firms in the Washington, D.C. area.

Calvert Group, Ltd., parent of the Fund's investment advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1995, Calvert Group managed and administered assets in excess of $4.8 billion and more than 200,000 shareholder and depositor accounts.

Murray Johnstone International, Ltd. is the Fund's Sub-Advisor.

Murray Johnstone International, Ltd. (the "Sub-Advisor") is the Sub-Advisor to the Fund. Its principal business office in the U.S. is 875 N. Michigan Avenue, Suite 3415, Chicago, Illinois 60611. The Sub-Advisor manages the investment and reinvestment of the assets of the Fund, although the Advisor may manage the U.S. dollar portion of the Fund's cash reserves. The Advisor will continuously monitor and evaluate the performance and investment style of the Sub-Advisor. The Sub-Advisor is a wholly-owned subsidiary of United Asset Management Company.

The Advisor receives a fee based on a percentage of the Fund's assets. From this, it pays the Sub-Advisor.


The Investment Advisory Agreement between the Fund and the Advisor provides that the Advisor is entitled to an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets up to $250 million, 0.975% of the next $250 million, and 0.925% on assets in excess of $500 million. The Advisor may in its discretion defer its fees or assume the Fund's operating expenses. For the year ended September 30, 1995, the Advisor received fees of 1.00% of the Fund's average daily net assets. For the same period, the Advisor reimbursed expenses equal to 0.13% of the Class C average daily net assets. The Investment Advisory Agreement provides that the Advisor may later, to the extent permitted by law, recapture any fees it deferred, or expenses it assumed during the two prior years. During the 1995 fiscal year, the Advisor did not recapture fees.


The Investment Sub-Advisory Agreement between the Advisor and the Sub-Advisor provides that the Sub-Advisor is entitled to a sub-advisory fee of 0.45% of the Fund's average daily net assets managed by the Sub-Advisor up to $250 million, 0.425% on the next $250 million and 0.40% on such assets in excess of $500 million. The Sub-Advisor's fee is paid by the Advisor, not the Fund.

Calvert Administrative Services Company provides administrative services for the Fund.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, CASC receives an annual fee, payable monthly, from the Fund of 0.10% of the Fund's aggregate daily net assets with a minimum fee of $40,000 per year.

Calvert Distributors, Inc. serves as underwriter to market the Fund's shares.

Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Fund's shares and is responsible for payment of commissions and service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Fund's transfer, dividend disbursing and shareholder servicing agent.

SHAREHOLDER GUIDE

Opening An Account

You can buy shares of the Fund in several ways.

An account application should accompany this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call your broker, or Calvert Group at 800-368-2748. Be sure to specify which class you wish to purchase.

To invest in any of Calvert's tax-deferred retirement plans, please call Calvert Group at 800-368-2748 to receive information and the required separate application.

Alternative Sales Options

The Fund offers two classes of shares:

Class A Shares - Front End Load Option

Class A shares are sold with a front-end sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed.

Class C shares - Level Load Option

Class C shares are sold without a sales charge at the time of purchase or redemption.

Class C shares have higher expenses

The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act. Payments under the Class A Distribution Plan are limited to 0.35% annually of the average daily net asset value of Class A shares. The Class C Distribution Plan provides for the payment of an annual distribution fee to CDI of up to 0.75%, plus a service fee of up to 0.25%, for a total of 1.00% of the average daily net assets attributable to Class C.

Considerations for deciding which class of shares to buy

Income distributions for Class A shares will probably be higher than those for Class C shares, as a result of the distribution expenses described above. (See also "Yield and Total Return.") You should consider Class A shares if you qualify for a reduced sales charge under Class A. Other factors affecting the class decision include the amount of the purchase or if you plan to hold the shares for several years.

Class A Shares

Class A shares are offered at net asset value plus a front-end sales charge as follows:

                                                                 Concession to
                                                 As a %          Dealers as a %
                                 As a % of       of Net            of Amount
                                 Offering        Amount            Invested
   Amount of Investment            Price        Invested
------------------------------------------------------------------------------
------------------------------------------------------------------------------

 Less than $50,000                  4.75%         4.99%            4.00%
 $50,000 but less than $100,000     3.75%         3.90%            3.00%
 $100,000 but less than $250,000    2.75%         2.83%            2.25%
 $250,000 but less than $500,000    1.75%         1.78%            1.25%
 $500,000 but less than $1,000,000  1.00%         1.01%            0.80%
 $1,000,000 and over                0.00%         0.00%            0.25%*


*For new investments (new purchases but not exchanges) of $1 million or more a broker-dealer will have the choice of being paid a finder's fee by CDI in one of the following methods: (1) CDI may pay broker-dealer, on a monthly basis for 12 months, an annual rate of 0.30%. Payments will be made monthly at the rate of 0.025% of the amount of the investment, less redemptions; or (2) CDI may pay broker-dealers 0.25% of the amount of the purchase; however, CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Fund within thirteen months of the time of purchase.

Sales charges on Class A shares may be reduced or eliminated in certain cases. See Exhibit A to this prospectus.

The sales charge is paid to CDI, which in turn normally reallows a portion to your broker-dealer. Upon written notice to dealers with whom it has dealer agreements, CDI may reallow up to the full applicable sales charge. Dealers to whom 90% or more of the entire sales charge is reallowed may be deemed to be underwriters under the Securities Act of 1933.

In addition to any sales charge reallowance or finder's fee, your broker-dealer, or other financial service firm through which your account is held, currently will be paid periodic service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares held in accounts maintained by that firm.

Class A Distribution Plan

The Fund has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan"), which provides for payments at a maximum annual rate of 0.35% of the average daily net asset value of Class A shares, to pay expenses associated with the distribution and servicing of Class A shares. Amounts paid by the Fund to CDI under the Class A Distribution Plan are used to pay to dealers and others, including CDI salespersons who service accounts, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares, and to pay CDI for its marketing and distribution expenses, including, but not limited to, preparation of advertising and sales literature and the printing and mailing of prospectuses to prospective investors. During the fiscal year ended September 30, 1995, the Fund paid Class A Distribution Plan expenses of 0.25% of average net assets.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares of the respective class.

Class C Shares

Class C shares are not available through all dealers. Class C shares are offered at net asset value, without a front-end sales charge or a contingent deferred sales charge. Class C expenses are higher than those of Class A.

Class C Distribution Plan


The Fund has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan"), which provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares, to pay expenses of the distribution and servicing of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used by CDI to pay dealers and other selling firms dealer-paid quarterly compensation at an annual rate of up to 0.75%, plus a service fee, as described above under "Class A Distribution
Plan," of up to 0.25%, of the average daily net asset value of each share sold by such others. For the fiscal year ended September 30, 1995, the Fund paid Class C Distribution Plan expenses of 1.00% of average net assets.


Arrangements with Broker-Dealers and Others

CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other funds underwritten by CDI. CDI may make expense reimbursements for special training of a dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Eligible marketing and distribution expenses may be paid pursuant to the Fund's Rule 12b-1 Distribution Plan.

Dealers or others may receive different levels of compensation depending on which class of shares they sell. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

HOW TO BUY SHARES
(BE SURE TO SPECIFY WHICH CLASS YOU ARE BUYING)

Method       Initial investment                Additional
Investments

By Mail      $2,000 minimum                    $250 minimum

             Please make your check            Please make your check
             payable to the Fund and           payable to the Fund and
             mail it with your                 mail it with your
             application to:                   investment slip to:

             Calvert Group                     Calvert Group
             P.O. Box 419544                   P.O. Box 419739
             Kansas City, MO 64141-6544        Kansas City, MO 64105-6739

By Registered, Certified, or Overnight Mail:         Calvert Group
                                                     c/o NFDS, 6th Floor
                                                     1004 Baltimore
                                                     Kansas City, MO
64105-1807

Through Your Broker                 $2,000 minimum
$250 minimum

At the Calvert                      Visit the Calvert Branch Office to  make
investments by
Branch Office                       check. See the back cover page for
the address.

FOR ALL OPTIONS BELOW, PLEASE CALL YOUR BROKER OR CALVERT GROUP AT
800-368-2745

By Exchange                         $2,000 minimum
$250 minimum
(From your account in another Calvert Group fund)

When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing Calvert account.

By Bank Wire                        $2,000 minimum
$250 minimum

By Calvert Money                    Not Available
$50 minimum
Controller*                         for Initial Investment

*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.

NET ASSET VALUE

Net asset value, or "NAV," refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV of each class will vary daily based on the market values of its investments. This value is calculated at the close of the Fund's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Fund is open for business each day the New York Stock Exchange is open. All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Fund securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If quotations are not available, securities are valued by a method that the Board of Directors believes accurately reflects fair value. Securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges (See the Statement of Additional Information -- "Determination of Net Asset Value") relating to the valuation of foreign securities. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollars as last quoted by any recognized dealer.

WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

Your purchase will be processed at the next offering price based on the next net asset value calculated after your order is received and accepted. If your purchase is made by federal funds wire, or exchange, and is received by 4:00 p.m. (Eastern time), your account will be credited on the day of receipt. If your purchase is received after 4:00 p.m. Eastern time, it will be credited the next business day. All your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be cancelled and you will be charged a $10 fee plus costs incurred by the Fund. When you purchase by check or with Calvert Money Controller, the Fund can hold payment on redemptions until it is reasonably satisfied that the investment is collected (normally 10 business days from purchase date). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be held liable for resulting fees or losses.

EXCHANGES

You may exchange shares of the Fund for shares of the same class of other Calvert Group Funds.

If your investment goals change, the Calvert Group Family of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. However, the Fund is intended as a long-term investment and not for frequent short-term trades. Before you make an exchange from a Fund, please note the following:

         Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund into which you want to exchange for relevant information, including class offerings. The exchange privilege is only available in states where shares of the fund into which you want to exchange are registered for sale.

Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

         Complete and sign an application for an account in that fund, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if you have not declined telephone transaction privileges and the shares are not in certificate form. See "Selling Your Shares" and "How to Sell Your Shares-- By Telephone, and--By Exchange to Another Calvert Group Fund."

         Shares on which you have already paid a sales charge at Calvert Group and shares acquired by reinvestment of dividends or distributions may be exchanged into another fund at no additional charge.

         Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the same fund during any 6-month period will be given written notice that they may be prohibited from making additional investments. This policy does not prohibit a shareholder from redeeming shares of the Fund, and does not apply to trades solely among money market funds.


For purposes of the exchange privilege, effective July 31, 1996, the Fund is related to Summit Cash Reserves Fund by investment and investor services. The Fund reserves the right to terminate or modify the exchange privilege in the future upon 60 days written notice.


OTHER CALVERT GROUP SERVICES

Calvert Information Network

24 hour yield and prices

Calvert Group has a round-the-clock telephone service that lets existing customers use a push button phone with tone capabilities to obtain prices, performance information, account balances, and authorize certain transactions.

Calvert Money Controller

Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application.

This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($50 to $300,000) between your bank account and your account in the Fund with one phone call. Allow one or two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank. All Calvert Money Controller transaction requests must be received by 4:00 p.m. Eastern time.

You may also arrange systematic monthly or quarterly investments (minimum $50) into your Calvert Group account. After you give us proper authorization, your bank account will be debited to purchase Fund shares. You will receive a confirmation from us for these transactions, and a debit entry will appear on your bank statement. Share purchases made through Calvert Money Controller will be subject to the applicable sales charge. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert account, call us for a Money Controller Application.

Telephone Transactions

Calvert may record all telephone calls.

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Optional Services


Complete the account application for the easiest way to establish services.


The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call your broker or Calvert Investor Relations at 800-368-2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Householding of General Mailings

Householding reduces Fund expenses and saves paper and trees for the environment.


If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as semi-annual and annual reports. Please contact Calvert Investor Relations at 800-368-2745 to receive additional copies of information.


Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of the Fund through a program of services offered by a broker-dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features of the Fund may be modified in these programs, and administrative charges may be imposed for the services rendered.

Tax-Saving Retirement Plans

Contact Calvert Group for complete information kits discussing the plans, and their benefits, provisions and fees.

Calvert Group can set up your new account in the Fund under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums may differ from those listed in the chart on page __. Also, reduced sales charges may apply. See "Exhibit A - Reduced Sales Charges."

         Individual retirement accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

         Qualified Profit-Sharing and Money-Purchase Plans (including 401(k) Plans): available to self-employed people and their partners, or to corporations and their employees.

         Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations. Salary reduction pension plans (SAR-SEP IRAs) are also available to employers with 25 or fewer employees.

         403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

HOW TO SELL YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received and accepted. See below for specific requirements necessary to make sure your redemption request is accepted. Remember that the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days).

Redemption Requirements To Remember

To ensure acceptance of your redemption request, please follow the procedures described here and below.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days. Calvert Money Controller redemptions generally will be credited to your bank account on the second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Minimum account balance is $1,000.

Please maintain a balance in your account of at least $1,000, per class. If, due to redemptions, it falls below $1,000, your account may be closed and the proceeds mailed to you at the address of record. You will be given notice that your account will be closed after 30 days unless you make an additional investment to increase your account balance to the $1,000 minimum.

By Mail To:

Calvert Group
P.O. Box 419544
Kansas City, MO
64141-6544

You may redeem available funds from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. If you do not have a voided check or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Type of Registration                                 Requirements

Corporations, Associations                           Letter of
                                                     instruction and
                                                     corporate
                                                     resolution, signed
                                                     by person(s)
                                                     authorized to act on
                                                     the account,
                                                     accompanied by
                                                     signature
                                                     guarantee(s).

Trusts                                               Letter of
                                                     instruction signed
                                                     by the Trustee(s)
                                                     (as Trustees), with
                                                     a signature
                                                     guarantee. (If the
                                                     Trustee's name is
                                                     not registered on
                                                     your account,
                                                     provide a copy of
                                                     the trust document,
                                                     certified within the
                                                     last 60 days.)

By Telephone

Please call 800-368-2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to an address or bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000. See "Telephone Transactions" on page ___. If for any reason you are unable to reach the Fund by telephone, whether due to mechanical difficulties, heavy market volume, or otherwise, you may send a written redemption request to the Fund by overnight mail, or, if your account is held through a broker, see "Through Your Broker" below.

Calvert Money Controller

Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). Your request for a redemption by this service must be received by 4:00 p.m. Eastern time. Accounts cannot be closed by this service.

Exchange to Another Calvert Group Fund

You must meet the minimum investment requirement of the other Calvert Group Fund. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter. See "Exchanges."

Systematic Check Redemptions


If you maintain an account with $10,000 or more, you may have up to two
(2) redemption checks for $100 or more sent to you on the 15th of each month, simply by sending a letter with all the information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed.


Through your Broker

If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares.

DIVIDENDS AND TAXES

Each year, the Fund distributes substantially all of its net investment income and capital gains to shareholders.

Dividends from the Fund's net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net long-term capital gains, if any, are normally declared and paid by the Fund once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes; dividend payments are anticipated to be generally higher for Class A shares.

Dividend Payment Options

Dividends and distributions are automatically reinvested in additional shares, unless on the account application you request to have them paid to you in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Fund invested at net asset value ("NAV") in shares of any other Calvert Group Fund. If you choose to have them reinvested in the same Fund, the new shares will be purchased at the NAV (no sales charge) on the reinvest date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing prior to the record date if you want to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

"Buying a Dividend"

At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable as dividends or capital gains distributions. On the record date for a distribution, the Fund's per share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

The Fund normally distributes all net income and capital gain to shareholders. These distributions are taxable to you regardless of whether they are taken in cash or reinvested. Distributions of dividends and net realized short-term capital gains are taxable as ordinary income; capital gains distributions are taxable as long-term capital gains regardless of how long you have held the shares. Dividends and distributions declared in December and paid in January are taxable in the year they are declared. The Fund will mail you Form 1099-DIV in January indicating the federal tax status of your dividends.

Distributions resulting from the sale of certain foreign currencies and debt securities are taxed as ordinary income gain or loss. If these transactions result in reducing the Fund's net income, a portion of the dividends may be classified as a return of capital (which lowers your tax base). If the Fund pays taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the Fund.

You may realize a capital gain or loss when you sell or exchange shares.

If you sell or exchange your Fund shares you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. In January, the Fund will mail you Form 1099-B indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Taxpayer Identification Number, Back-up Withholding

If we do not have your correct Social Security or Corporate Tax Identification Number ("TIN") and a signed certified application or Form W-9, federal law requires the Fund to withhold 31% of your dividends, capital gain distributions, and redemptions. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

EXHIBIT A

REDUCED SALES CHARGES (CLASS A ONLY)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Fund at the time of purchase to take advantage of the reduced sales charge.

Right of Accumulation. The sales charge is calculated by taking into account not only the dollar amount of a new purchase of shares, but also the higher of cost or current value of shares previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase.

Letter of Intent. If you plan to purchase $50,000 or more of Fund shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the Statement of Additional Information.

Group Purchases. If you are a member of a qualified group, you may purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the shares you purchase, but also the higher of cost or current value of shares previously purchased and currently held by other members of your group.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable CDI and dealers offering Fund shares to realize economies of scale in distributing such shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or dealers distributing the Fund's shares, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to CDI or dealers, and must seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

Pension plans may not qualify participants for group purchases; however, such plans may qualify for reduced sales charges under a separate provision (see below). Members of a group are not eligible for a Letter of Intent.

Retirement Plans Under Section 457, Section 403(b)(7), or Section
401(k). There is no sales charge on shares purchased for the benefit of a retirement plan under Section 457 of the Internal Revenue Code of 1986, as amended ("Code"), or for a plan qualifying under Section 403(b)(7) of the Code if, at the time of purchase, Calvert Group has been notified in writing that the 403(b)(7) plan has at least 200 eligible employees.
Furthermore, there is no sales charge on shares purchased for the benefit of a retirement plan qualifying under Section 401(k) of the Code if, at the time of such purchase, the 401(k) plan administrator has notified Calvert Group in writing that a) its 401(k) plan has at least 200 eligible employees; or b) the cost or current value of shares the plan has in Calvert Group of Funds (except money market funds) is at least $1 million.

Neither the Fund, nor CDI, nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

Other Circumstances. There is no sales charge on shares of any fund (portfolio or series) of the Calvert Group of Funds sold to:
(1) current and retired members of the Board of Trustees/Directors of the Calvert Group of Funds, (and the Advisory Council of the Calvert Social Investment Fund);
(2) directors, officers and employees of the Advisor, Distributor, and their affiliated companies;
(3) directors, officers and registered representatives of brokers distributing the Fund's shares; and immediate family members of persons listed in (1), (2), or (3) above;
(4) dealers, brokers, or registered investment advisors that have entered into an agreement with CDI providing specifically for the use of shares of the Fund (Portfolio or Series) in particular investment programs or products (where such program or product already has a fee charged therein) made available to the clients of such dealer, broker, or registered investment advisor;
(5) trust departments of banks or savings institutions for trust clients of such bank or savings institution; and
(6) purchases placed through a broker maintaining an omnibus account with the Fund (Portfolio or Series) and the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in Section 401(a) or
Section 403(b) of the I.R.C., and "rabbi trusts."

Dividends and Capital Gain Distributions from other Calvert Group Funds. You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in your account with no additional sales charge.


Purchases made at net asset value ("NAV"). Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another fund at no additional sales charge.


Reinstatement Privilege. If you redeem Fund shares and then within 30 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.



To Open an Account:
     800-368-2748                                           Prospectus
                                                            January 31, 1996



CALVERT WORLD

VALUES FUND, INC.

Global Equity Fund

Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Account:
Shareholders             800-368-2745
Brokers                  800-368-2746

TDD for Hearing Impaired:
800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814


Registered, Certified
or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105


Calvert Group Web-Site
Address:  http://www.calvertgroup.com


PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Table of Contents

Fund Expenses
Financial Highlights
Investment Objective and Policies
Risk Factors
Investment Techniques and Related Risks
Social Screens
Total Return
Management of the Fund
SHAREHOLDER GUIDE:
How to Buy Shares
Net Asset Value
When Your Account Will Be Credited
Exchanges
Other Calvert Group Services
How to Sell Your Shares
Dividends and Taxes
Exhibit A - Reduced Sales Charges

                     CALVERT WORLD VALUES FUND, INC.
                        CAPITAL ACCUMULATION FUND



                   Statement of Additional Information


                             January 31, 1996

INVESTMENT ADVISOR                                             TRANSFER AGENT
Calvert Asset Management Company, Inc.      Calvert Shareholder Services, Inc.
4550 Montgomery Avenue                                  4550 Montgomery Avenue
Suite 1000N                                                        Suite 1000N
Bethesda, Maryland 20814                              Bethesda, Maryland 20814

INDEPENDENT ACCOUNTANTS                                  PRINCIPAL UNDERWRITER
Coopers & Lybrand, L.L.P.                            Calvert Distributors, Inc.
217 Redwood Street                                      4550 Montgomery Avenue
Baltimore, Maryland 21202-3316                                     Suite 1000N
                                                      Bethesda, Maryland 20814



              -------------------------------------------

                        TABLE OF CONTENTS


                  Investment Objective and Policies         1
                  Investment Restrictions                   9
                  Purchase and Redemption of Shares         8
                  Reduced Sales Charges (Class A)           9
                  Net Asset Value                           9
                  Calculation of Total Return               9
                  Advertising                               10
                  Dividends and Taxes                       10
                  Directors and Officers                    13
                  Investment Advisor and Subadvisors        14
                  Transfer and Shareholder Servicing Agent  16
                  Method of Distribution                    16
                  Portfolio Transactions                    17
                  Independent Accountants and Custodians    17
                  General Information                       18
                  Financial Statements                      18
                  Appendix                                  18


            --------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION-January 31, 1996

                     CALVERT WORLD VALUES FUND, INC.
                        CAPITAL ACCUMULATION FUND
             4550 Montgomery Avenue, Bethesda, Maryland 20814

--------------------------------------------------------------------------
              New Account   (800) 368-2748  Shareholder   (800) 368-2745
--------------------------------------------------------------------------
--------------------------------------------------------------------------
              Information:(301) 951-4820    Services:     (301) 951-4810
--------------------------------------------------------------------------
              Broker        (800) 368-2746  TDD for  the Hearing-
==========================================================================
              Services:     (301) 951-4850  Impaired:     (800) 541-1524
==========================================================================

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus, dated January 31, 1996, which may be obtained free of charge by writing the Fund at the above address or calling the Fund.

==========================================================================
                    INVESTMENT OBJECTIVE AND POLICIES
==========================================================================

         The Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth. Currently, and for the foreseeable future, the Advisor manages the Fund as a mid-cap fund, with a slight bias toward growth style. The Fund will rely on its proprietary research to identify stocks that may have been overlooked by analysts, investors, and the media, and which generally have a market value between $100 million and $5 billion, but which may be larger or smaller as deemed appropriate. The investment style of the Fund can be shown graphically as follows: (insert grid box here)

                                  large

                                    value
growth

                                  small


         Investments may also include, but are not limited to, preferred stocks, foreign securities, convertible securities, certain options and futures transactions, bonds, notes and other debt securities The Fund will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Fund will be successful in meeting its objective since there is risk involved in the ownership of all equity securities. The Fund's investment objective is not fundamental and may be changed without shareholder approval.

Defensive Strategies
         The Fund may employ certain defensive strategies (generally options and futures contracts) in an attempt to protect against the decline of its investments. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying interest at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A futures contract is an agreement to take delivery or to make delivery of a standardized quantity and quality of a certain commodity during a particular months in the future at a specified price. By buying or selling futures contracts -- contracts that establish a price level at a given time for items to be delivered later -- amounts to insurance against adverse price changes, or "hedging."

         The Fund may purchase put and call options, and write (sell) covered put and call options, on equity and debt securities, foreign currencies and stock or debt indices. The Fund may purchase or write both exchange-traded and OTC options. These strategies may also be used with respect to futures.


Special Risks of Defensive Strategies
         Successful use of defensive strategies depends on the ability to predict movements of the overall securities, currency and interest rate markets, which is a different skill than that required to select equity and debt investments. There can be no assurance that a chosen strategy will succeed.
         There may not be an expected correlation between price movements of a hedging instrument and price movements of the investment being hedged, so that the Fund may lose money notwithstanding employment of the hedging strategy.
         While   defensive   strategies   can  reduce   risk  of  loss  by
offsetting the negative effect of unfavorable price movements, they can also reduce the opportunity for gain by offsetting the positive effect of a favorable price movement. If the variance is great enough, a decline in the price of an instrument used for defensive purposes may result in a loss to the Fund.
         The Fund may be required to cover its assets in a segregated account. If an investment is not able to be liquidated at the time the Subadvisor believes it is best for the Fund to do so, the Fund might be required to keep assets on reserve that it otherwise would not have had to maintain. Similarly, it might have to sell a security at an inopportune time in order to maintain the reserves.

Instruments used as part of a Defensive Strategy
         The Fund may write covered call options and purchase call and put options on securities and securities indices, and may write secured put options and enter into option transactions on foreign currency. It may also engage in transactions in financial futures contracts and related options for hedging purposes, and invest in repurchase agreements. A call option on a security, security index or a foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to buy the underlying security, index or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a call option on an individual security or foreign currency has the obligation to sell the underlying security or currency at the exercise price. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are to be made in cash. A call option may be terminated by the writer (seller) by entering into a closing purchase transaction in which it purchases an option of the same series as the option previously written.
         A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.The Fund may
write exchange-traded call options on its securities.         Call
options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged.
         Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index. The Fund may not write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators.
         The Fund may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of portfolio securities or foreign currencies will be offset to the extent of the premiums received (net of transaction costs). If an option is exercised, the premium received on the option will effectively increase the exercise price or reduce the difference between the exercise price and market value. During the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to the Fund's ability to close out options it has written. During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to the Fund's ability to close out options it has written.
         The Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the call or put which is sold. Purchasing a call or put option involves the risk that the Fund may lose the premium it paid plus transaction costs.
         Warrants and stock rights are almost identical to call options in their nature, use and effect except that they are issued by the issuer of the underlying security rather than an option writer, and they generally have longer expiration dates than call options. The Fund may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange or the American Stock Exchange.
         The Fund may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of portfolio securities or securities which it or the Fund intends to purchase or in the exchange rate of foreign currencies. Hedging is the initiation of an offsetting position in the futures market which is intended to minimize the risk associated with a position's underlying securities in the cash market. Investment techniques related to financial futures and options are summarized below and are described more fully in the Statement of Additional Information.
         Financial futures contracts in which the Fund may invest include interest rate futures contracts, foreign currency futures contracts and securities index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A foreign currency futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the foreign currency called for in the contract at a specified future time and at a specified price. (See "Foreign Currency Transactions.") A securities index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities so included. A securities index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
         Engaging  in   transactions   in  financial   futures   contracts
involves certain risks, such as the possibility of an imperfect correlation between futures market prices and cash market prices and the possibility that the Advisor or Subadvisor could be incorrect in its expectations as to the direction or extent of various interest rate movements or foreign currency exchange rates, in which case the Fund's return might have been greater had hedging not taken place. There is also the risk that a liquid secondary market may not exist. The risk in purchasing an option on a financial futures contract is that the Fund will lose the premium it paid. Also, there may be circumstances when the purchase of an option on a financial futures contract would result in a loss to the Fund while the purchase or sale of the contract would not have resulted in a loss.
         The Fund may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options on financial futures contracts. It will engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, the Fund will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to its existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto, will be deposited in a segregated account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company.

Noninvestment-grade (High Yield/High Risk - or Junk Bond) Debt Securities
         The Fund may invest in lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's), subject to the Funds' investment policy which provides that they may not invest more than 35% of their assets in securities rated below BBB by either rating service, or in unrated securities determined by the Advisor to be comparable to securities rated below BBB by either rating service. The Fund currently intends to invest no more than 5% of its assets in debt obligations. These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as are rated securities, which may make them less marketable.
         The quality limitation set forth in the investment policy is determined immediately after the Fund's acquisition of a security.
Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Fund's investment policy. If an obligation held by the Fund is later downgraded, the Fund's Advisor, under the supervision of the Fund's Board of Directors, will consider whether it is in the best interest of the Fund's shareholders to hold or to dispose of the obligation. Among the criteria that may be considered by the Advisor and the Board are the probability that the obligations will be able to make scheduled interest and principal payments in the future, the extent to which any devaluation of the obligation has already been reflected in the Fund's net asset value, and the total percentage, if any, of obligations currently rated below investment grade held by the Fund.
         When purchasing high-yielding securities, rated or unrated, the Subadvisor prepares its own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Foreign Securities
         The Fund may purchase foreign securities. Foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars. Foreign companies and foreign investment practices are not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.
         United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged United States investors from making certain investments abroad. While such taxes or restrictions are not presently in effect, they may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest.

Foreign Currency Transactions
         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
         The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Subadvisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the Fund's best interests.
         Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
         Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

Lending Portfolio Securities
         The Fund may lend its portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned from the Fund will not exceed one-third of the Fund's assets. Loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills; the amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.
         The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.
         Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its portfolio securities only to those firms the Advisor or Subadvisor deems creditworthy and only on such terms the Advisor believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund. The Fund will realize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

==========================================================================
                         INVESTMENT RESTRICTIONS
==========================================================================

Fundamental Investment Restrictions

         The Fund has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

         1. With respect to 50% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer. (The remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable).
         2. Concentrate 25% or more of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.
         3.       Make  loans  of  more  than  one-third  of  the
         assets of the Fund, or as permitted by law. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         4. Underwrite the securities of other issuers, except as permitted by the Board of Directors within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         5. Purchase from or sell to any of the Fund's officers or directors, or companies of which any of them are directors, officers or employees, any securities (other than shares of beneficial interest of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.
         6. Except as required in connection with permissible options, futures and commodity activities of the Fund, invest in commodities, commodity futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.
         7. Invest in the shares of other investment companies, except as permitted by the 1940 Act or other applicable law, or pursuant to Calvert's nonqualified deferred compensation plan adopted by the Board of Directors in an amount not to exceed 10% or as permitted by law.
         8. Purchase more than 10% of the outstanding voting securities of any issuer.

Nonfundamental Investment Restrictions
         The   Fund   has   adopted   the   following   operating   (i.e.,
non-fundamental)   investment  policies  and  restrictions  which  may  be
changed by the Board of Directors without shareholder  approval.  The Fund may not:
         9.       Purchase  the  securities  of any  issuer  with
         less than three  years'  continuous  operation  if, as a
         result,  more than 5% of the  value of its total  assets
         would be invested in securities of such issuers.
         10.      Invest, in the aggregate,  more than 15% of its
         net  assets  in  illiquid   securities.   Purchases   of
         securities  outside  the U.S.  that  are not  registered
         with the SEC or  marketable  in the U.S.  are not per se
         illiquid.
         11.      Invest,  in the aggregate,  more than 5% of its
         net assets in the securities of issuers  restricted from
         selling to the  public  without  registration  under the
         Securities Act of 1933, excluding restricted  securities
         eligible  for  resale  pursuant  to Rule 144A under that
         statute.  Purchases of securities  outside the U.S. that
         are not  registered  with the SEC or  marketable  in the
         U.S. are not per se  restricted.
         12.  Make short  sales of  securities  or  purchase  any
         securities  on margin  except  that the Fund may  obtain
         such  short-term  credits  as may be  necessary  for the
         clearance  of  purchases  and sales of  securities.  The
         depositor  payment by the Fund of initial or maintenance
         margin in connection  with financial  futures  contracts
         or related  options  transactions  is not considered the
         purchase of a security on margin.
         13.      Purchase or retain  securities of any issuer if
         the  officers,  Directors  of the Fund or its  Advisors,
         owning   beneficially   more  than  1/2  of  1%  of  the
         securities of such issuer, together own beneficially more than 5% of such issuer's securities.
         14. Invest in warrants if more than 5% of the value of the Fund's net assets would be invested in such securities.
         15. Invest in interests in oil, gas, or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.
         16. Borrow money, except from banks for temporary or emergency purposes, and then only in an amount not to exceed one-third of the Fund's total assets, or as permitted by law. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.
         17. Invest for the purpose of exercising control or management of another issuer.

         For purposes of the Fund's concentration policy contained in restriction (2), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

==========================================================================
                    PURCHASE AND REDEMPTION OF SHARES
==========================================================================

         Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares.
         Amounts redeemed by check redemption may be mailed to the investor without charge. Amounts of more than $50 and less than $300,000 may be transferred electronically at no charge to the investor. Amounts of $1,000 or more will be transmitted by wire without charge by the Fund to the investor's account at a domestic commercial bank that is a member of the Federal Reserve System or to a correspondent bank. A charge of $5 is imposed on wire transfers of less than $1,000. If the investor's bank is not a Federal Reserve System member, failure of immediate notification to that bank by the correspondent bank could result in a delay in crediting the funds to the investor's bank account.
         Telephone redemption requests which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored. The Fund reserves the right to modify the telephone redemption privilege.

         New shareholders wishing to use the Fund's telephone redemption procedure must so indicate on their Investment Applications and, if desired, designate a commercial bank or securities broker and account to receive the redemption proceeds. Existing shareholders who at any time desire to arrange for the telephone redemption procedure, or to change instructions already given, must send a written notice to the Fund, with a voided check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, savings and loan association, trust company, member firm of any national securities exchange, or certain credit unions. Further documentation may be required from corporations, fiduciaries, pension plans, and institutional investors.


         The Fund's redemption check normally will be mailed to the investor on the next business day following the date of receipt by the Fund of the written or telephone redemption request. If the investor so instructs in the redemption request, the check will be mailed or the redemption proceeds wired to a predesignated account at the investor's bank. Redemption proceeds are normally paid in cash. However, at the sole discretion of the Fund, the Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less, or as allowed by law.

         The right of redemption of Fund shares may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the SEC, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed or wired the next business day after a proper redemption request has been received unless redemptions have been suspended or postponed as described above.

==========================================================================
                     REDUCED SALES CHARGES (CLASS A)
==========================================================================


         The Fund imposes reduced sales charges for Class A shares in certain situations in which the Principal Underwriter and the dealers selling Fund shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus the Fund imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Fund shareholders, enabling the Fund to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Fund shares to their members. See "Exhibit A
- Reduced Sales Charges" in the Prospectus.

==========================================================================
                             NET ASSET VALUE
==========================================================================


         The net asset value per share of the Fund, the price at which the Fund's shares are redeemed, is determined every business day as of the close of the New York Stock Exchange (generally, 4:00 p.m., Eastern time), and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
         The public offering price of the Fund's shares is the net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset value per share is computed separately for each class by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding for that class. The Fund's securities are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available are fairly valued by the Advisor in good faith under the supervision of the Board of Directors.

==========================================================================
                       CALCULATION OF TOTAL RETURN
==========================================================================

         The Fund may, from time to time, advertise "total return." Total return is calculated separately for each class. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, after deducting the applicable sales charge for Class A shares, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. Note: "Total Return" when quoted in the Financial Highlights section of the Fund's Prospectus and the Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "overall" return as referred to herein. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
         Total return is computed according to the following formula:

                             P(1 + T)n = ERV

where P = a hypothetical initial payment of $l,000 (less the maximum sales charge imposed during the period calculated); T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
         Performance is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the Fund's maximum sales charge, except quotations of "overall return" which do not reflect deduction of the sales charge. Overall return, which will be higher than total return, should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Thus, in the above formula, for overall return P = the entire $1,000 hypothetical initial investment and does not reflect deduction of any sales charge. Overall return may be advertised for other periods, such as by quarter, or cumulatively for more than one year.


         Return for the Funds' shares for the period from inception (October 31, 1994) to September 30, 1995 are as follows:


                  Class A Shares           Class A Shares     Class C Shares
                  Overall Return           Cumulative Total   Cumulative Total
                                           Return             Return
==========================================================================
Since Inception   43.40%                   36.58%             43.67%

         Total return, like net asset value per share, fluctuates in response to changes in market conditions. Performance for any particular time period should not be considered an indication of future return.

==========================================================================
                               ADVERTISING
==========================================================================

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.

==========================================================================
                   DIVIDENDS, DISTRIBUTIONS, AND TAXES
==========================================================================

         The Fund declares and pays dividends from net investment income on an annual basis. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Dividends and distributions paid may differ among the classes because of different expenses.
         Certain options, futures contracts, and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40 gains or losses"). Also, section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant gains or losses are treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of the year-end gain or loss. The use of section 1256 contracts may increase the amount of short-term capital gain realized by the Fund and taxed as ordinary income when distributed to shareholders.
         Hedging transactions in options, futures contracts and straddles or other similar transactions will subject the Fund to special tax rules (including mark-to-market, straddle, wash sale and short sales rules). The effect of these rules may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities or convert short-term capital losses into long-term capital losses. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the various selections available under the Code with respect to hedging transactions. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected positions will be determined under rules that vary according to the elections made. The Fund will use its best efforts to make any available elections pertaining to the foregoing transactions in a manner believed to be in the best interests of the Fund. The 30% limit on gains from the sale of securities held for less than three months and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, or options on futures contracts.
         The Fund's transactions in foreign currency-denominated debt and equity securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
         If more than 50% of the Fund's assets at year end consist of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.
         Dividends and distributions may be subject to state and local taxes. Dividends paid by the Fund from income attributable to interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. The Fund will advise shareholders of the proportion of its dividends consisting of such governmental interest. Shareholders should consult their tax advisors regarding the possible exclusion of this portion of their dividends for state and local tax purposes.
         Investors should note that the Internal Revenue Code may require investors to exclude the initial sales charge, if any, paid on the purchase of Fund shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Fund causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original shares as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any dividends or redemption payments occurring in the Fund if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         The Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction:
(a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.
         Certain shareholders are exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.


Nondiversified Status
         The Fund is a "nondiversified" investment company under the Investment Act of 1940 (the "Act"), which means the Fund is not limited by the Act in the proportion of its assets that may be invested in the securities of a single issuer. A nondiversified fund may invest in a smaller number of issuers than a diversified fund. Thus, an investment in the Fund may, under certain circumstances, present greater risk of loss to an investor than an investment in a diversified fund. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify for this Subchapter M tax treatment, the Fund will limit its investments to satisfy the Code diversification requirements so that, at the close of each quarter of the taxable year, (i) not more than 25% of the fund's assets will be invested in the securities of a single issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, and (ii) with respect to 50% of its assets, not more than 5% of its assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Investments in United States Government securities are not subject to these limitations; while securities issued or guaranteed by foreign governments are subject to the above tests in the same manner as the securities of non-governmental issuers. The Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.


==========================================================================
                          DIRECTORS AND OFFICERS
==========================================================================


         1CLIFTON S. SORRELL, JR., Chairman and Director. Mr. Sorrell serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its affiliated companies. He is a director of Calvert-Sloan Advisers, L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds.
         JOHN G. GUFFEY, JR., Director. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is a Director of the Community Bankers Mutual Fund of Denver, Colorado, and the Treasurer and Director of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc., and Acacia Capital Corporation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.


         TERRENCE J. MOLLNER, Ed.D, Director. Dr. Mollner is Founder and Chairperson of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership. He served as a Trustee of the Cooperative Fund of New England, Inc., and is now a member of its Board of Advisors. Mr. Mollner also serves as Trustee for the Calvert Social Investment Fund. He is also a founder and member of the Board of Trustees of the Foundation for Soviet-American Economic Cooperation.
Address: 15 Edwards Square, Northampton, Massachusetts 01060.
         RUSTUM ROY, Director. Mr. Roy is the Evan Pugh Professor of the Solid State Geochemistry at Pennsylvania State University, and Corporation Chair, National Association of Science, Technology, and Society. Address: Material Research Laboratory, Room 102A, Pennsylvania State University, University Park, Pennsylvania, 16802.


         1 D. WAYNE SILBY, Esq., Director. Mr. Silby is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc., and Acacia Capital Corporation. Mr. Silby is an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. . He is also a Director of Acacia Mutual Life Insurance Company. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         TESSA TENNANT, Director. Ms. Tennant is the head of green and ethical investing for National Provident Investment Managers Ltd. Previously, she was in charge of the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and was the Director of the Jupiter Tyndall Merlin investment managers. Address: 55 Calverley Road, Tunbridge Wells, Kent, TN1 2UE, United Kingdom.

         MOHAMMAD YUNUS, Director. Mr. Yunus is a Managing Director of Grameen Bank in Bangladesh. Address: Grameen Bank, Mirpur Two, Dhaka 1216, Bangladesh.
         1 RENO J. MARTINI, Senior Vice President. Mr. Martini is Senior Vice President of Calvert Group, Ltd. and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.


         <F1> WILLIAM M. TARTIKOFF,  Esq., Vice President and Secretary.  Mr.
Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., and is an officer of Acacia National Life Insurance Company.
         <F1> DANIEL K. HAYES,  Vice  President.  Mr. Hayes is Vice President
of Calvert Asset Management Company, Inc. and is an officer of each of the other investment companies in the Calvert Group of Funds.
         <F1> RONALD M.  WOLFSHEIMER,  CPA,  Treasurer.  Mr.  Wolfsheimer  is
Senior  Vice  President  and  Controller  of Calvert  Group,  Ltd.  and an
officer of each of its subsidiaries  and  Calvert-Sloan  Advisers,  L.L.C.
He is also an officer of each of the other investment companies in the Calvert Group of Funds.
         <F1> SUSAN WALKER BENDER, Esq.,  Assistant Secretary.  Ms. Bender is
Associate  General  Counsel of Calvert Group,  Ltd. and an officer of each of its  subsidiaries  and  Calvert-Sloan  Advisers,  L.L.C. She is also an officer of each of the other  investment  companies  in the Calvert  Group of Funds.
         <F2>  BETH-ANN  ROTH,  Esq.,  Assistant   Secretary.   Ms.  Roth  is
Associate General Counsel of Calvert Group, Ltd., and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.

<F1>"Interested persons" of the Fund under the Investment Company Act of
1940. Messrs. Sorrell, Tartikoff and Wolfsheimer and Mes. Bender and Roth are affiliated persons of the Fund and its Principal Underwriter.
<F2>"Interested persons" of the Fund under the Investment Company Act of
1940. Messrs. Sorrell, Tartikoff and Wolfsheimer and Mes. Bender and Roth are affiliated persons of the Fund and its Principal Underwriter.




         The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Bethesda, Maryland 20814. Directors and officers as a group own less than one percent of the total outstanding shares of the Fund.
         During fiscal 1995, Directors of the Fund not affiliated with the Fund's Advisor were paid aggregate fees and expenses of $404.
         Directors of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.




                       Director Compensation Table

Fiscal Year 1995              Aggregate        Pension or    Total Compensation
(unaudited numbers)           Compensation     Retirement    from Registrant
                              from Registrant  Benefits      and Fund Complex
Name of Director              for service as   Accrued as    paid to
                              Director         part of       Director<F4>
                                               Registrant
                                               Expenses<F3>
 ..............................................................................
John G. Guffey, Jr.           $6,600           $0             $40,450
Terrence J. Mollner           $3,063           $0             $40,230
Rustum Roy                    $7,563           $0             $ 7,600
D. Wayne Silby                $6,563           $0             $47,965
Tessa Tennant                 $1,355           $5,250         $ 6,605
Mohammad Yunus                $4,000           $4,000         $ 4,000

<F3> Ms. Tennant has chosen to defer a portion of her compensation. Her total deferred compensation, including dividends and capital appreciation, was $3,481 as of September 30, 1995. Mr. Yunus has also chosen to defer a portion of his compensation. His total deferred compensation, including dividends and capital appreciation, was $10,082 as of September 30, 1995.
<F4> As of December 31, 1995. The Fund Complex consists of eight (8)
registered investment companies.


==========================================================================
                   INVESTMENT ADVISOR AND SUB-ADVISORS
==========================================================================

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Fund and the Advisor was entered into on May 21, 1992, and will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Directors of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the trustees of the Fund who are not parties to the Contract or interested persons of parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party upon 60 days' prior written notice; it automatically terminates in the event of its assignment.


 <F3> Ms. Tennant has chosen to defer a portion of her compensation. Her total deferred compensation, including dividends and capital appreciation, was $3,481 as of September 30, 1995. Mr. Yunus has also chosen to defer a portion of his compensation. His total deferred compensation, including dividends and capital appreciation, was $10,082 as of September 30, 1995.
 <F4> As of December 31, 1995. The Fund Complex consists of eight (8)
 registered investment companies.



         Under the Contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. For its services, the Advisor receives an annual base fee, payable monthly, of 0.80% of the Fund's average daily net assets For the 1995 fiscal period, the Advisor received a fee of $50,418, reimbursed $12,183, and voluntarily waived or assumed $3,256 of expenses. The Advisor may recapture from (charge to) the Fund any fees deferred or expenses reimbursed through December 31, 1996, to the extent permitted by law. Each year's current advisory fees (incurred in that year) will be paid in full before any recapture for a prior year is applied. Recapture then will be applied beginning with the most recent year first.
         The Advisor provides the Fund with investment supervision and management, administrative services, office space, furnishes executive and other personnel to the Fund, and may pay Fund advertising and promotional expenses. The Advisor reserves the right to compensate broker-dealers in consideration of their promotional or administrative services. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; federal and state securities registration fees; salaries, fees and expenses of directors, executive officers and employees of the Fund, who are not ''affiliated persons" of the Advisor or the Subadvisors within the meaning of the Investment Company Act of 1940; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The Advisor has agreed to reimburse the Fund for all expenses (excluding brokerage, taxes, interest, and all or a portion of distribution and certain other expenses, to the extent allowed by state or federal law or regulation, such as California Rule 260.140.84) exceeding the most restrictive expense limitation in those states where the Fund's shares are qualified for sale (currently 2.5% of the Fund's first $30 million of average net assets, 2% of the next $70 million, and 1.5% of the excess over $100 million).
         The Fund's current Subadvisors are described in the Prospectus. See "Management of the Fund." The remaining pool of Sub-Advisors are described below.
         New Amsterdam Partners, L.P. is a mid-cap value investment manager in New York, New York. New Amsterdam Partners is a quantitative investment firm, evaluating investment opportunities by comparing expected investment returns. The firm believes that the disciplined use of their valuation techniques, in conjuunction with fundamental analysis of companies, is the key to understanding and maximizing investment returns. Michelle Clayman, General Partner of New Amersterdam, was a founding partner of the company, which was started in 1986. Prior to co-founding New Amsterdam, Ms. Clayman was a Vice President of Salomon Brothers in charge of STOCKFACTS, an on-line computer system that combines analytical tools for equity analysis and databases and was designed and developed by Ms. Clayman. Ms. Clayman received her Bachelor of Arts from Oxford University and an MBA from Stanford University. She is a Chartered Financial Analyst (CFA) and is past President of the
Society of Quantitative Analysts. Keith Graham is Vice President and Special Limited Partner of New Amsterdam. Before joining the company in 1987, Mr. Graham was an Assistant Treasurer at the Bankers Trust Company, first in the Trust Administration Group and later in the Investment Management Consulting Group. Mr. Graham holds an Associate of Arts degree from Baruch College.
         Seneca,    Inc.,   of   Basking   Ridge,   New   Jersey,   is   a
value-oriented, medium-to-large capitalization equity manager with a twelve-year performance record. The firm is majority-owned by six women employees and a female director. The company employs a traditional low P/E value approach enhanced by portfolio risk controls and selection of only those securities experiencing upward revisions in analysts' earnings estimates. Susan Saltus and Sandi Sweeney direct the investment effort, drawing on more than 28 years of investment experience. Ms.
Saltus, CFA, is Chief Investment Officer and has 16 years investment experience. Ms. Sweeney is a Portfolio Manager and has 12 years investment experience.
         Sturdivant  & Co.,  Inc.,  of  Clementon,  New  Jersey,  seeks to identify undervalued companies or companies that are undergoing significant changes that will enhance shareholder value. The company utilizes a conservative, disciplined and consistently-applied decision making process designed to achieve lower risk than the market. Ralph Sturdivant is Chairman and CEO who, prior to founding the firm was a Vice President at Prudential-Bache Securities and an Account Executive with Merrill Lynch. Mr. Sturdivant holds a Bachelor of Arts from Morgan
State University and is a member of the Financial Analysts of Philadelphia. Albert Sturdivant is President and CIO, and was a
principal and manager of the capital markets division of Grigsby, Brandford & Company prior to co-founding Sturdivant & Co. Mr. Sturdivant holds a Bachelor of Science from Morgan State University, and earned an MBA from the Wharton Business School of the University of Pennsylvania.



Administrative Services
         Calvert Administrative Services Company ("CASC", an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, CASC receives an annual fee from the Fund of 0.10% of the Fund's average daily net assets. For the 1995 fiscal period, CASC received $6,251 in administrative fees.

==========================================================================
                 TRANSFER AND SHAREHOLDER SERVICING AGENT
==========================================================================

         Calvert Shareholder Services, Inc. ("CSSI"), a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as transfer agent, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts. For such services, Calvert Shareholder Services, Inc. receives compensation based on the number of shareholder accounts and the number of shareholder transactions. During fiscal period 1995, CSSI received $13,179 from the Fund.

==========================================================================
                          METHOD OF DISTRIBUTION
==========================================================================

         The Fund has entered into an agreement with Calvert Distributors, Inc. ("CDI") whereby CDI, acting as principal underwriter for the Fund, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive reimbursement of distribution expenses pursuant to the Distribution Plan (see below). For fiscal period 1995, CDI received distribution fees of $21,748 under the Class A Distribution Plan. Of the Class A distribution expenses paid in fiscal 1995, $11,730 was used to compensate dealers for their share distribution promotional services, and the remainder was used for the printing and mailing of prospectuses and sales materials to investors (other than current shareholders). CDI also receives the portion of the sales charge in excess of the dealer reallowance. For the 1995 period, it received net sales charges of $23,647.
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permits the Fund to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.35% of the Fund's Class A average daily net assets. Expenses under the Fund's Class C Plan may not exceed, on an annual basis, 1.00% of the average daily net assets of Class C. For the period from inception (October 31, 1994) to September 30, 1995, Class C Distribution Plan expenses totaled $4,448. That amount was used entirely to compensate dealers distributing shares, and to compensate the underwriter.
         The Fund's Distribution Plans were approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.
         The Plans may be terminated by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the Fund. Any change in the Plans that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the non-interested Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.
      Apart from the Plans, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund.

==========================================================================
                          PORTFOLIO TRANSACTIONS
==========================================================================

         Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Fund's Advisor under the direction and supervision of the Fund's Board of Directors.

         The Fund's policy is to limit portfolio turnover to transactions necessary to carry out its investment policies and to obtain cash for redemption of its shares. Depending upon market conditions, the Fund's turnover expressed as a percentage may in some years exceed 100%, but is not expected to exceed 200%. For the 1995 fiscal period, the portfolio turnover rates of the Fund was 95%. In all transactions, the Fund seeks to obtain the best price and most favorable execution and selects broker-dealers on the basis of their professional capability and the value and quality of their services. Broker-dealers may be selected who provide the Fund with statistical, research, or other information and services. Such broker-dealers may receive compensation for executing portfolio transactions that is in excess of the compensation another broker-dealer would have received for executing such transactions, if the Advisor determines in good faith that such compensation is reasonable in relation to the value of the information and services provided. Although any statistical, research, or other information or services provided by broker-dealers may be useful to the Advisor, its dollar value is generally indeterminable and its availability or receipt does not materially reduce the Advisor's normal research activities or expenses. During fiscal 1995, no commissions were paid to any officer or director of the Fund, or to any of their affiliates.

         The Advisor may also execute Fund transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.


==========================================================================
                  INDEPENDENT ACCOUNTANTS AND CUSTODIANS
==========================================================================

         Coopers and Lybrand, L.L.P., has been selected by the Board of Directors to serve as independent accountants of the Fund for fiscal year 1996. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110 acts as custodian of the Fund's investments. First National Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. Neither custodian has a part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

==========================================================================
                           GENERAL INFORMATION
==========================================================================


         The Fund was organized as a Maryland Corporation on February 14, 1992. The other series of the Fund is the Calvert Global Equity Fund.
         Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers two separate classes of shares: Class A and Class C. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         The Fund will send its shareholders confirmations of purchase and redemption transactions, as well as periodic transaction statements and unaudited semi-annual and audited annual financial statements of the Fund's investment securities, assets and liabilities, income and expenses, and changes in net assets.
         The Prospectus and this Statement of Additional Information do not contain all the information in the Fund's registration statement.
The registration statement is on file with the Securities and Exchange Commission and is available to the public.


==========================================================================
                           FINANCIAL STATEMENTS
==========================================================================


         The Fund's audited financial statements included in its Annual Report to Shareholders dated September 30, 1995, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling The Calvert Fund.


==========================================================================
                                 APPENDIX
==========================================================================


Corporate Bond Ratings:
Description of Moody's  Investors  Service  Inc.'s/Standard  & Poor's bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. The higher the degree of speculation, the lower the rating. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.
         C/C: This rating is only for income bonds on which no interest is being paid.
         D: Debt in default; payment of interest and/or principal is in arrears.



Commercial Paper Ratings:
         MOODY'S INVESTORS SERVICE, INC.:
         The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5)
amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

         STANDARD & POOR'S CORPORATION:
         Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.

                             LETTER OF INTENT
                                                    Date______________

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:     (Fund or Portfolio name*)
during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount
(excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000  __ $100,000  __ $250,000  __ $500,000  __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Securities Corporation ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by Calvert Securities Corporation to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer                                   Name of Investor(s)


By _________________
   Authorized Signer                     Address



Date________________                     Signature of Investor(s)



Date________________                     Signature  of Investor(s)


*"Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be, here indicated.

                     Calvert World Values Fund, Inc.
                            Global Equity Fund


                   Statement of Additional Information
                             January 31, 1996


INVESTMENT ADVISOR                         TRANSFER AGENT
Calvert Asset Management Company, Inc.     Calvert Shareholder Services, Inc.
4550 Montgomery Avenue                     4550 Montgomery Avenue
Suite 1000N                                Suite 1000N
Bethesda, Maryland 20814                   Bethesda, Maryland 20814

INDEPENDENT ACCOUNTANTS                    PRINCIPAL UNDERWRITER
Coopers & Lybrand, L.L.P.                  Calvert Distributors, Inc.
217 Redwood Street                         4550 Montgomery Avenue
Baltimore, Maryland 21202-3316             Suite 1000N
                                           Bethesda, Maryland 20814



                           TABLE OF CONTENTS
---------------------------------------------------------

---------------------------------------------------------
                  Investment Objective                         1
                  Investment Restrictions                      6
                  Investment Selection Process                 8
                  Dividends, Distributions and Taxes           9
                  Net Asset Value                             10
                  Calculation of Total Return                 10
                  Purchase and Redemption of Shares           11
                  Reduced Sales Charges (Class A)             12
                  Advertising                                 12
                  Directors and Officers                      13
                  Investment Advisor and Sub-Advisor          15
                  Method of Distribution                      16
                  Transfer  and   Shareholder   Servicing
                  Agent                                       17
                  Portfolio Transactions                      17
                  Independent Accountants and Custodians      18
                  General Information                         18
                  Financial Statements                        18
                  Appendix                                    18

STATEMENT OF ADDITIONAL INFORMATION-January 31, 1996

                     CALVERT WORLD VALUES FUND, INC.
             4550 Montgomery Avenue, Bethesda, Maryland 20814
==========================================================================

--------------------------------------------------------------------------
              New Account      (800) 368-2748   Shareholder   (800) 368-2745
--------------------------------------------------------------------------
              Information:     (301) 951-4820   Services:     (301) 951-4810
              Broker           (800) 368-2746   TDD for  the Hearing-
==========================================================================
              Services:        (301) 951-4850   Impaired:     (800) 541-1524
==========================================================================

         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Fund's Prospectus dated January 31, 1996, which may be obtained free of charge by writing the Fund at the above address or calling the Fund.

==========================================================================
                           INVESTMENT OBJECTIVE
==========================================================================

         Calvert World Values Fund, Inc., Global Equity Fund (the "Fund") seeks to achieve a high total return consistent with reasonable risk, by investing primarily in a globally diversified portfolio of equity securities. To the extent possible, investments are made in enterprises that make a significant contribution to our global society through their products and services and through the way they do business.

Foreign Securities
         Additional  costs  may  be  incurred  which  are  related  to any international investment, since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S.
dollars. Foreign companies and foreign investment practices are not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.
         United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged United States investors from making certain investments abroad. While such taxes or restrictions are not presently in effect, they may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest. See "Risk Factors" in the Prospectus.

Credit Quality
         The Fund invests only in investment grade bonds. As has been the industry practice, this determination of credit quality is made at the time the Fund acquires the bond. However, because it is possible that subsequent downgrades could occur, if a bond held by the Fund is later downgraded, the Fund's Sub-Advisor, under the supervision of the Fund's Board of Directors, will consider whether it is in the best interest of the Fund's shareholders to hold or to dispose of the bond. Among the criteria that may be considered by the Sub-Advisor and the Board are the probability that the bonds will be able to make scheduled interest and principal payments in the future, the extent to which any devaluation of the bond has already been reflected in the Fund net asset value, and the total percentage, if any, of bonds currently rated below investment grade held by the Fund.
         Non-investment grade securities have moderate to poor protection of principal and interest payments and have speculative characteristics. They involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates.

Options and Futures Contracts
         The Fund may purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Fund's social criteria, and employ a variety of other investment techniques. Specifically, the Fund may engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
         The Fund will engage in such transactions only to hedge existing positions. It will not engage in such transactions for the purposes of speculation or leverage.
         The  Fund  will  not   engage   in  such   options   or   futures
transactions unless it receives any necessary regulatory approvals permitting it to engage in such transactions. The Fund may write "covered options" on securities in standard contracts traded on national or foreign securities exchanges, or in individually negotiated contracts traded over-the-counter. It may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Fund may purchase put options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
         The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Fund intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.
         When the Fund writes a covered call option, it gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, it receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Fund and thus reduce declines in the net asset value per share of the Fund if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Fund to forego future appreciation of the securities covered by the option.
         When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security funds below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.
         The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered into a closing purchase transaction.
         To preserve the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code, it is the Fund's policy to limit any gains on put or call options and other securities held less than three months to less than 30% of the Fund's annual gross income.
         Risks Related to Options Transactions. The Fund can close out its respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although it intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Fund from closing an options position, which could impair its ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Fund may be required to hold the securities underlying the option until the option expires or is exercised.

Over-the-Counter ("OTC") Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Sub-Advisor and verified in appropriate cases.
         A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.
         The Fund understands the position of the staff of the Securities and Exchange Commission (the "SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund has adopted procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Fund.

Futures Transactions. The Fund may purchase and sell futures contracts ("futures contracts") but only when, in the judgment of the Sub-Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Fund. These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.
         A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Fund deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Fund being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.
         The Fund may only invest in futures contracts to hedge its existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
         Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As a registered investment company, the Fund is eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that it may invest in futures contracts under specified conditions without registering with the CFTC. Among these conditions are requirements that to the extent that the Fund enters into future contracts and options on futures positions that are not for bonafide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

Options on Futures Contracts. The Fund may purchase and write put or call options and sell call options on futures contracts in which it could otherwise invest and which are traded on a U.S. exchange or board of trade. It may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Fund has already sold a corresponding call option.
         The Fund may only invest in options on futures contracts to hedge its existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Fund's social criteria, any such hedge position taken by the Fund will not constitute a direct ownership interest in the underlying securities.
         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Fund will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Fund will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

Put Options on Futures Contracts. The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The Fund may purchase put options and sell put options on futures contracts it already owns. The Fund will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

Call Options on Futures Contracts. The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. The Fund may only buy call options to close an existing position where the Fund has already sold a corresponding call option, or for a cash hedge. The Fund will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

Writing Call Options on Futures Contracts. The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's securities holdings.

Risks of Options and Futures Contracts. If the Fund has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, it may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where the Fund has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Fund may decline. If this were to occur, the Fund might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.
         The Fund can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Fund intends to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Fund from closing a futures position, which could require the Fund to make daily cash payments with respect to its position in the event of adverse price movements.
         Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Fund's ability to close out its options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Fund seeks to close its positions. There can be no assurance that such a market will develop or exist. Therefore, the Fund might be required to exercise the options to realize any profit.

Foreign Currency Transactions
         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
         The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The
Sub-Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the Fund's best interests.
         Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.
         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if the Fund was holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, it would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.
         Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

==========================================================================
                         INVESTMENT RESTRICTIONS
==========================================================================

Fundamental Investment Restrictions
         The Fund has adopted the following investment restrictions which, together with the foregoing investment objectives and fundamental policies of the Fund, cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

         1. With respect to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.
         2. Concentrate 25% or more of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.
         3. Purchase more than 10% of the outstanding voting securities of any issuer.
         4. Make loans other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities.  The  purchase  by  the  Fund  of  all  or a
         portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         6. Purchase from or sell to any of the Fund's officers or Directors, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.
         7. Borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 10% of the value of the Fund's total assets; provided, however, that outstanding borrowings permitted by this section do not exceed 33 1/3% of the Fund's total assets. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.
         8. Make short sales of securities or purchase any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
         9. Write, purchase or sell puts, calls or combinations thereof except that the Fund may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Fund may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transaction with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Fund's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.
         10. Invest for the purpose of exercising control or management of another issuer.
         11. Invest in commodities, commodities futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.
         12. The Fund may invest in the shares of other investment companies as permitted by the 1940 Act or other applicable law, or in connection with a nonqualified deferred compensation plan adopted by the Board of Directors, as long as there is no duplicaton of advisory fees.

Non-Fundamental Investment Restrictions
         The   Fund   has   adopted   the   following   operating   (i.e.,
non-fundamental)   investment  policies  and  restrictions  which  may  be
changed by the Board of Directors without shareholder  approval.  The Fund may not:
         13.      Purchase  the  securities  of any  issuer  with
         less than three  years'  continuous  operation  if, as a
         result,  more than 5% of the  value of its total  assets
         would be invested in securities of such issuers.
         14.      Purchase  illiquid  securities if more than 15%
         of  the  value  of  that  Fund's  net  assets  would  be
         invested in such  securities.  The Fund may buy and sell
         securities  outside  the U.S.  that  are not  registered
         with the SEC or marketable in the U.S.
         15.      Purchase or retain  securities of any issuer if
         the  officers,  directors  of the Fund or its  Advisors,
         owning   beneficially   more  than  1/2  of  1%  of  the
         securities of such issuer, together own beneficially more than 5% of such issuer's securities.
         16. Invest in warrants if more than 5% of the value of the Fund's net assets would be invested in such securities.
         17. Invest in interests in oil, gas, or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.


         For purposes of the Fund's concentration policy contained in restriction (2), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

==========================================================================
                       INVESTMENT SELECTION PROCESS
==========================================================================

         Investments in the Fund are selected on the basis of their ability to contribute to the dual objective of the Fund. The Sub-Advisor uses its best efforts to select investments for the Fund that satisfy the Fund's investment and social criteria to the greatest practical extent. The Sub-Advisor has developed a number of techniques for evaluating the performance of issuers in each of these areas. The primary sources of information are reports published by the issuers themselves, the reports of public agencies, and the reports of groups which monitor performance in particular areas. These sources of information are sometimes augmented with direct interviews or written questionnaires addressed to the issuers. It should be recognized, however, that there are few generally accepted measures by which achievement in these areas can be readily distinguished; therefore, the development of suitable measurement techniques is largely within the discretion and judgment of the Advisors of the Fund.
         In making investment selections, the Sub-Advisor determines and evaluates the appropriate portfolio composition on the basis of asset prices and the perceived consequences and probabilities of various economic outcomes that the Sub-Advisor deems possible. The Sub-Advisor then evaluates numerous individual securities as candidates to fulfill the Fund's investment objective and policies. Securities remain candidates for inclusion in the Fund only if their prices and other characteristics indicate that they have the potential to perform in a way that is representative of their class of securities under the different economic outcomes considered more probable by the Sub-Advisor.
         Candidates for inclusion in any particular class of assets are then examined according to the social criteria. The Sub-Advisor classifies the issuers into three categories of suitability under the social criteria. In the first category are those issuers which exhibit unusual positive accomplishment with respect to some of the criteria and do not fail to meet minimum standards with respect to the remaining criteria. To the greatest extent possible, investment selections are made from this group. In the second category are those issuers which meet minimum standards with respect to all the criteria but do not exhibit outstanding accomplishment with respect to any criterion. This category includes issuers which may lack an affirmative record of accomplishment in these areas but which are not known by the Sub-Advisor to violate any of the social criteria. The third category under the social criteria consists of issuers which flagrantly violate, or have violated, one or more of those values, for example, a company which repeatedly engages in unfair labor practices. The Fund will not knowingly purchase the securities of issuers in this third category.
         It  should  be noted  that the  Fund's  social  criteria  tend to limit the availability of investment opportunities more than is customary with other investment companies. The Advisors of the Fund, however, believe that within the first and second categories there are sufficient investment opportunities to permit full investment among issuers which satisfy the Fund's social investment objective.

==========================================================================
                   DIVIDENDS, DISTRIBUTIONS, AND TAXES
==========================================================================

         The Fund declares and pays dividends from net investment income on an annual basis. Distributions of realized net capital gains, if any, are normally paid once a year; however, the Fund does not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. Dividends and distributions paid may differ among the classes.
         Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.
         Investors should note that the Internal Revenue Code ("Code ") may require investors to exclude the initial sales charge, if any, paid on the purchase of Fund shares from the tax basis of those shares if the shares are exchanged for shares of another Calvert Group Fund within 90 days of purchase. This requirement applies only to the extent that the payment of the original sales charge on the shares of the Fund causes a reduction in the sales charge otherwise payable on the shares of the Calvert Group Fund acquired in the exchange, and investors may treat sales charges excluded from the basis of the original shares as incurred to acquire the new shares.
         The Fund is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Fund if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
         The Fund is required to report to the Internal Revenue Service the following information with respect to each redemption transaction:
(a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Fund's identifying CUSIP number.
         Certain shareholders are exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens, certain foreign partnerships and foreign corporations are generally not subject to either requirement but may instead be subject to withholding under sections 1441 or 1442 of the Internal Revenue Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Fund for further information.

==========================================================================
                             NET ASSET VALUE
==========================================================================

         The public offering price of the shares of the Fund is the respective net asset value per share (plus, for Class A shares, the applicable sales charge). The net asset values fluctuates based on the respective market value of the Fund's investments. The net asset value per share for each class is determined every business day at the close of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value per share is determined by dividing total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding for that class.
         The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Directors. Securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges where primarily traded. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Fund's net asset value does not take place for contemporaneously with the determination of the prices of U.S. portfolio securities. For purposes of determining the net asset value all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars at last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined which was likely to materially change the net asset value, then the instrument would be valued using fair value consideration by the Directors or their delegates.

==========================================================================
                       CALCULATION OF TOTAL RETURN
==========================================================================

         The Fund may advertise "total return." Total return is calculated separately for each class. Total return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment after deducting any applicable sales charge, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.
         Total return is computed according to the following formula:

                             P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.
         Total return is historical in nature and is not intended to indicate future performance. All total return quotations reflect the deduction of the maximum sales charge, except quotations of "overall return," which do not deduct sales charge, and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Overall and total return for the Fund's shares for the periods indicated are as follows:

Periods Ended               Class A            Class A           Class C
September 30, 1995          Overall Return     Average Annual    Average Annual
                                               Return            Return
==============================================================================
One year                    3.19%             -1.73%             1.95%

From date of inception<F1>  8.00%              6.39%            -0.11%

         Total return, like net asset value per share, fluctuates in response to changes in market conditions. It should not be considered an indication of future return.

<F1>June 29, 1992 for Class A; March 1, 1994 for Class C.

==========================================================================
                    PURCHASE AND REDEMPTION OF SHARES
==========================================================================

         Investments in the Fund made by mail, bank wire or electronic funds transfer, or through the Fund's branch offices, Calvert Distributors, Inc., or other brokers participating in the distribution of Fund shares, are credited to a shareholder's account at the public offering price which is the net asset value next determined after receipt by the Fund, Calvert Distributors, Inc., or the Fund's custodian bank or lockbox facility, plus the applicable sales charge as set forth in the Fund's Prospectus.
         All purchases of the Fund shares will be confirmed and credited to shareholder accounts in full and fractional shares (rounded to the nearest 1/1000th of a share). Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. No certificates will be issued for fractional shares. A service fee of $10.00, plus any costs incurred by the Fund, will be charged investors whose purchase checks are returned for insufficient funds.
         Telephone redemption requests are processed upon the date of receipt, if received prior to 4:00 p.m. Redemption proceeds are normally transmitted or mailed the next business day, although payment by check of redemption proceeds shares may take up to five business days; however, telephone redemption requests which would require the redemption of shares purchased by check or electronic funds transfer within the previous 10 business days may not be honored. The Fund reserves the right to modify the telephone redemption privilege.
         Amounts redeemed by telephone may be mailed by check to the investor to the address of record without charge. Amounts of more than $50 and less than $300,000 may be transferred electronically at no charge to the investor. Amounts of $l,000 or more will be transmitted by wire without charge by the Fund to the investor's account at a domestic bank or savings association that is a member of the Federal Reserve
System or to a correspondent bank. A charge of $5 is imposed on wire transfers of less than $1,000. If the institution is not a Federal
Reserve System member, failure of immediate notification to that institution by the correspondent bank could result in a delay in crediting the funds to the investor's account at the institution.
         To change redemption instructions already given, shareholders must send a notice to the Fund, with a voided copy of a check for the bank wiring instructions to be added. If a voided check does not accompany the request, then the request must be signature guaranteed by a commercial bank, trust company, savings association or member firm of any national securities exchange. Other documentation may be required from corporations, fiduciaries and institutional investors.
         The Fund's redemption check normally will be mailed to the investor on the next business day following the date of receipt by the Fund of a written redemption request. If the investor so instructs in such written redemption request, the check will be mailed or the redemption proceeds wired or transferred electronically to a preauthorized account at the investor's bank or savings association.
         The right of redemption may be suspended or the date of payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), when trading on the New York Stock Exchange is restricted, or an emergency exists, as determined by the Commission, or if the Commission has ordered such a suspension for the protection of shareholders. Redemption proceeds are normally mailed, wired or transferred electronically the next business day but in no event later than seven days after a proper redemption request has been received, unless redemptions have been suspended or postponed as described above.
         Redemption proceeds are normally paid in cash. However, the Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less.

==========================================================================
                     REDUCED SALES CHARGES (CLASS A)
==========================================================================

         The Fund imposes reduced sales charges for Class A shares in certain situations in which the Principal Underwriter and the dealers selling Fund shares may expect to realize significant economies of scale with respect to such sales. Generally, sales costs do not increase in proportion to the dollar amount of the shares sold; the per-dollar transaction cost for a sale to an investor of shares worth, say, $5,000 is generally much higher than the per-dollar cost for a sale of shares worth $1,000,000. Thus, the applicable sales charge declines as a percentage of the dollar amount of shares sold as the dollar amount increases.
         When a shareholder agrees to make purchases of shares over a period of time totaling a certain dollar amount pursuant to a Letter of Intent, the Underwriter and selling dealers can expect to realize the economies of scale applicable to that stated goal amount. Thus, the Portfolio imposes the sales charge applicable to the goal amount. Similarly, the Underwriter and selling dealers also experience cost savings when dealing with existing Fund shareholders, enabling the Fund to afford existing shareholders the Right of Accumulation. The Underwriter and selling dealers can also expect to realize economies of scale when making sales to the members of certain qualified groups which agree to facilitate distribution of Portfolio shares to their members. For shareholders who intend to invest at least $50,000, a Letter of Intent is included in the Appendix to this Statement of Additional Information. See "Exhibit A - Reduced Sales Charges" in the Prospectus.

==========================================================================
                               ADVERTISING
==========================================================================

         The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
         The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc., and including other socially responsible investment companies, and unmanaged market indices such as Morgan Stanley Capital International World Index or Europe-Far East-Asia Index. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
         Calvert Group is the leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 1994). Calvert Group was also the first to offer a family of socially responsible mutual fund portolios.

==========================================================================
                          DIRECTORS AND OFFICERS
==========================================================================

         <F2>CLIFTON S.  SORRELL,  JR.,  Chairman and Director.  Mr.  Sorrell
serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and director of each of its
affiliated  companies.   He  is  a  director  of  Calvert-Sloan  Advisers,
L.L.C., and a trustee/director of each of the investment companies in the Calvert Group of Funds.
         JOHN G.  GUFFEY,  JR.,  Director.  Mr.  Guffey is chairman of the
Calvert  Social  Investment   Foundation,   organizing   director  of  the
Community Capital Bank in Brooklyn,  New York, and a financial  consultant to various organizations. In addition, he is a Director of the Community Bankers Mutual Fund of Denver, Colorado, and the Treasurer and Director
of Silby, Guffey, and Co., Inc., a venture capital firm. Mr. Guffey is a trustee/director of each of the other investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc., and Acacia Capital Corporation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.
         TERRENCE J. MOLLNER, Ed.D, Director. Dr. Mollner is Founder and Chairperson of Trusteeship Institute, Inc., a diverse foundation known
principally   for  its   consultation   to   corporations   converting  to
cooperative   employee-ownership.   He  served   as  a   Trustee   of  the
Cooperative  Fund of New England,  Inc.,  and is now a member of its Board of Advisors. Mr. Mollner also serves as Trustee for the Calvert Social Investment Fund. He is also a founder and member of the Board of Trustees of the Foundation for Soviet-American Economic Cooperation.
Address: 15 Edwards Square, Northampton, Massachusetts 01060.
         RUSTUM ROY,  Director.  Mr. Roy is the Evan Pugh Professor of the
Solid  State   Geochemistry  at   Pennsylvania   State   University,   and
Corporation Chair, National Association of Science, Technology, and Society. Address: Material Research Laboratory, Room 102A, Pennsylvania State University, University Park, Pennsylvania, 16802.
         <F2>  D.   WAYNE   SILBY,   Esq.,   Director.   Mr.   Silby   is  a
trustee/director of each of the investment companies in the Calvert Group of Funds, except for Calvert New World Fund, Inc., and Acacia Capital Corporation. Mr. Silby is an officer, director and shareholder of Silby, Guffey & Company, Inc., which serves as general partner of Calvert Social Venture Partners ("CSVP"). CSVP is a venture capital firm investing in socially responsible small companies. . He is also a Director of Acacia Mutual Life Insurance Company. Address: 1715 18th Street, N.W., Washington, D.C. 20009.
         TESSA  TENNANT,  Director.  Ms.  Tennant is the head of green and
ethical  investing  for  National  Provident   Investment   Managers  Ltd.
Previously, she was in charge of the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and was the Director of the Jupiter Tyndall Merlin investment managers. Address: 55 Calverley Road, Tunbridge Wells, Kent, TN1 2UE, United Kingdom.
         MOHAMMAD YUNUS, Director. Mr. Yunus is a Managing Director of Grameen Bank in Bangladesh. Address: Grameen Bank, Mirpur Two, Dhaka 1216, Bangladesh.
         <F2> RENO J. MARTINI,  Senior Vice President.  Mr. Martini is Senior
Vice President of Calvert Group, Ltd. and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
         <F2> ROBERT L. BENNETT,  Vice  President.  Mr. Bennett is a Director
of Calvert Group, Ltd. and its subsidiaries, President of Calvert Shareholder Services, Inc., and Executive Vice President of Calvert Group, Ltd. He is an officer of each of the investment companies in the Calvert Group of Funds.
         <F2> WILLIAM M. TARTIKOFF,  Esq., Vice President and Secretary.  Mr.
Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., and is an officer of Acacia National Life Insurance Company.
         <F2> DANIEL K. HAYES,  Vice  President.  Mr. Hayes is Vice President
of Calvert Asset Management Company, Inc. and is an officer of each of the other investment companies in the Calvert Group of Funds.
         <F2> RONALD M.  WOLFSHEIMER,  CPA,  Treasurer.  Mr.  Wolfsheimer  is
Senior  Vice  President  and  Controller  of Calvert  Group,  Ltd.  and an
officer of each of its subsidiaries  and  Calvert-Sloan  Advisers,  L.L.C.
He is also an officer of each of the other investment companies in the Calvert Group of Funds.
         <F2> SUSAN WALKER BENDER, Esq.,  Assistant Secretary.  Ms. Bender is
Associate  General  Counsel of Calvert Group,  Ltd. and an officer of each of its  subsidiaries  and  Calvert-Sloan  Advisers,  L.L.C. She is also an officer of each of the other  investment  companies  in the Calvert  Group of Funds.
         <F2>  BETH-ANN  ROTH,  Esq.,  Assistant   Secretary.   Ms.  Roth  is
Associate General Counsel of Calvert Group, Ltd., and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.

         The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Bethesda, Maryland 20814. Directors and officers as a group own less than one percent of the total outstanding shares of the Fund.
         During fiscal 1995, Directors of the Fund not affiliated with the Fund's Advisor were paid aggregate fees and expenses of $29,150.
         Directors of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.


<F2>"Interested persons" of the Fund under the Investment Company Act of
1940.


                       Director Compensation Table

Fiscal Year 1995              Aggregate        Pension or    Total Compensation
(unaudited numbers)           Compensation     Retirement    from Registrant
                              from Registrant  Benefits      and Fund Complex
Name of Director              for service as   Accrued as    paid to
                              Director         part of       Director<F4>
                                               Registrant
                                               Expenses<F3>
 ..............................................................................
John G. Guffey, Jr.           $6,600           $0             $40,450
Terrence J. Mollner           $3,063           $0             $40,230
Rustum Roy                    $7,563           $0             $ 7,600
D. Wayne Silby                $6,563           $0             $47,965
Tessa Tennant                 $1,355           $5,250         $ 6,605
Mohammad Yunus                $4,000           $4,000         $ 4,000

<F3> Ms. Tennant has chosen to defer a portion of her compensation. Her total deferred compensation, including dividends and capital appreciation, was $3,481 as of September 30, 1995. Mr. Yunus has also chosen to defer a portion of his compensation. His total deferred compensation, including dividends and capital appreciation, was $10,082 as of September 30, 1995.
<F4> As of December 31, 1995. The Fund Complex consists of eight (8)
registered investment companies.

==========================================================================
                    INVESTMENT ADVISOR AND SUB-ADVISOR
==========================================================================

         The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group Ltd., which is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. ("Acacia Mutual").
         The Advisory Contract between the Fund and the Advisor was entered into on May 21, 1992, and will remain in effect indefinitely, provided continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Directors of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the trustees of the Fund who are not parties to the Contract or interested persons of parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Contract may be terminated without penalty by either party upon 60 days' prior written notice; it automatically terminates in the event of its assignment.
         Under the Contract, the Advisor provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. For its services, the Advisor receives an annual fee of 1.00% of the Fund's average daily net assets up to $250 million, 0.975% of the next $250 million, and 0.925% on assets in excess of $500 million. The Advisor may voluntarily defer its fees or assume expenses of the Fund. For 1993, the Advisor received a fee of $125,080, waived $130,613 of its advisory fees, and assumed $49,980 of expenses. During fiscal year 1994, no fees were waived and $4,980 of expenses were reimbursed for Class C Shares. For 1995, the Advisor received a fee of $1,871,430. The Advisor may recapture from (charge to) the Fund for such expenses incurred through December 31, 1992, provided that such recapture would not cause the Fund's aggregate expenses to exceed an annual expense limit of 2.00%, and that such recapture shall be made to the Advisor only from the two-year period from January 1, 1993 through December 31, 1994. The Advisor may voluntarily agree to further defer its fees or assume Fund expenses from January 1, 1993 through December 31, 1994 ("Additional Deferral/Assumption Period"). If so, the Advisor may recapture from (charge to) the Fund for any such expenses incurred during the Additional Deferral/Assumption Period, provided that such recapture would  not  cause  the  Fund's  aggregate  expenses  to  exceed  an annual expense limit of 2.00%, and that such recapture shall be made to the Advisor only from the two-year period from January 1, 1995 through
December 31, 1996.  Each year's  current  advisory fees  (incurred in that year)  will be  paid in full  before  any  recapture  for a prior  year is applied. Recapture then will be applied beginning with the most recent year first. As of September 30, 1993, the total amount of fees and expenses subject to recapture is $193,263. For the 1994 fiscal period, the Advisor recaptured $45,532 of fees it had deferred in 1992 from Class A Shares. No fees were recaptured during 1995.
         The Fund's Sub-Advisor is Murray Johnstone International, Ltd. ("Sub-Advisor" or "Murray Johnstone"). Pursuant to an Investment
Sub-Advisory Agreement with the Advisor, the Sub-Advisor determines investment selections for the Fund. For its services, the Sub-Advisor receives an annual fee from the Advisor of 0.45% of the Fund's average daily net assets under management by the Sub-Advisor up to $250 million, 0.425% on the next $250 million, and 0.40% on assets in excess of $500 million.
         Through 85 years experience in investment management, Murray Johnstone has developed a wealth of expertise in international markets and has grown into one of the largest independent investment manager in Scotland. Founded in 1907 and headquartered in Glasgow, Murray Johnstone has evolved into a diversified group with offices on three continents and over $6 billion under management. In 1989, responding to growing investment opportunities, Murray Johnstone International Limited was registered as an investment advisor with the United States Securities and Exchange Commission. They have U.S. offices in Chicago and Minneapolis.
         Calvert Administrative Services Company ("CASC", an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services, CASC receives an annual fee from the Fund of 0.10% of the Fund's average daily net assets, with a minimum annual fee of $40,000. For fiscal year 1993, 1994, and 1995, CASC received $69,908,
$110,078, and $187,143, respectively, in administrative fees.
         The Advisor provides the Fund with investment supervision and management, administrative services, office space, furnishes executive and other personnel to the Fund, and may pay Fund advertising and promotional expenses. The Advisor reserves the right to compensate broker-dealers in consideration of their promotional or administrative services. The Fund pays all other administrative and operating expenses, including: custodial, registrar, dividend disbursing and transfer agency fees; federal and state securities registration fees; salaries, fees and expenses of directors, executive officers and employees of the Fund, who are not ''affiliated persons" of the Advisor or the Sub-Advisor within the meaning of the Investment Company Act of 1940; insurance premiums; trade association dues; legal and audit fees; interest, taxes and other business fees; expenses of printing and mailing reports, notices, prospectuses, and proxy material to shareholders; annual shareholders' meeting expenses; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities. The Advisor has agreed to reimburse the Fund for all expenses (excluding brokerage, taxes, interest, and all or a portion of distribution and certain other expenses, to the extent allowed by state or federal law or regulation, such as California Rule 260.140.84) exceeding the most restrictive expense limitation in those states where the Fund's shares are qualified for sale (currently 2.5% of the Fund's first $30 million of average net assets, 2% of the next $70 million, and 1.5% of the excess over $100 million).

==========================================================================
                          METHOD OF DISTRIBUTION
==========================================================================

         The Fund has entered into an agreement with Calvert Distributors, Inc. ("CDI") whereby CDI, acting as principal underwriter for the Fund, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive reimbursement of distribution expenses pursuant to the Distribution Plan. For fiscal years 1993, 1994, and 1995, CDI received distribution fees of $0, $241,563, and $454,763, respectively, under the Class A Distribution Plan. Of the Class A distribution expenses paid in fiscal 1995, $392,243 was used to compensate dealers for their share distribution promotional services, and the remainder was used for the printing and mailing of prospectuses and sales materials to investors (other than current shareholders). CDI also receives the portion of the sales charge in excess of the dealer reallowance. For 1993, 1994, and
1995, CDI received net sales charges of $176,121, $526,194, and $163,702, respectively.
         Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans (the "Plans") which permits the Fund to pay certain expenses associated with the distribution of its shares. Such expenses may not exceed, on an annual basis, 0.35% of the Fund's Class A average daily net assets. Expenses under the Fund's Class C Plan may not exceed, on an annual basis, 1.00% of the average daily net assets of Class C. For the period from inception (March 1, 1994) to September 30, 1994, Class C Distribution Plan expenses totaled $9,889. In 1995, Class C Distribution expenses were $52,378. Fiscal year 1995 Class C Distribution Plan expenses were used entirely to compensate dealers distributing shares, and to compensate the underwriter.
         The Fund's Distribution Plans were approved by the Board of Directors, including the Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans. The selection and nomination of the Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Directors. In establishing the Plans, the Directors considered various factors including the amount of the distribution expenses. The Directors determined that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.
         The Plans may be terminated by vote of a majority of the non-interested Directors who have no direct or indirect financial interest in the Plans, or by vote of a majority of the outstanding shares of the Fund. Any change in the Plans that would materially increase the distribution cost to the Fund requires approval of the shareholders of the affected class; otherwise, the Plans may be amended by the Directors, including a majority of the non-interested Directors as described above. The Plans will continue in effect for successive one-year terms provided that such continuance is specifically approved by (i) the vote of a majority of the Directors who are not parties to the Plans or interested persons of any such party and who have no direct or indirect financial interest in the Plans, and (ii) the vote of a majority of the entire Board of Directors.
      Apart from the Plans, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Fund.

==========================================================================
                 TRANSFER AND SHAREHOLDER SERVICING AGENT
==========================================================================

         Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd., and Acacia Mutual, has been retained by the Fund to act as transfer agent, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; daily updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing semi-annual statements to shareholders regarding their accounts. For its fiscal years ended September 30, 1993, 1994, and 1995, the Fund paid Calvert Shareholder Services, Inc. fees of $74,523, $284,177, and $432,466, respectively.

==========================================================================
                          PORTFOLIO TRANSACTIONS
==========================================================================

         Fund transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Fund's Advisor and Sub-Advisor under the direction and supervision of the Fund's Board of Directors.
         Broker-dealers who execute portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. The Fund may pay brokerage commissions to broker-dealers who provide the Fund with statistical, research, or other information and services. Although any statistical research or other information and services provided by such broker-dealers may be useful to the Advisor and the Sub-Advisor, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve to materially reduce the Advisor's or Sub-Advisor's normal research activities or expenses. During fiscal years 1993, 1994, and 1995, no commissions were paid to any officer or director of the Fund, or to any of their affiliates.
         The Advisor and Sub-Advisor may also execute portfolio transactions with or through broker-dealers who have sold shares of the Fund. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.
      Depending  upon market  conditions,  portfolio  turnover,  generally defined as the lesser of annual sales or purchases of portfolio securities divided by the average monthly value of the Fund's portfolio securities (excluding from both the numerator and the denominator all securities whose maturities or expiration dates as of the date of acquisition are one year or less), expressed as a percentage, is under normal circumstances expected to be approximately 85%. For the 1993, and 1994, and 1995 fiscal periods, the portfolio turnover rates of the Fund were 35%, 78%, and 73% respectively.

==========================================================================
                  INDEPENDENT ACCOUNTANTS AND CUSTODIANS
==========================================================================

         Coopers & Lybrand, L.L.P. has been selected by the Board of Directors to serve as independent auditors for fiscal year 1996. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. First National
Bank of Maryland, 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets. The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund's Fund.

==========================================================================
                           GENERAL INFORMATION
==========================================================================

         The Fund was organized as a Maryland Corporation on February 14, 1992. The other series of the Fund is the Calvert Capital Accumulation Fund.
         Each share represents an equal proportionate interest with each other share and is entitled to such dividends and distributions out of the income belonging to such class as declared by the Board. The Fund offers two separate classes of shares: Class A and Class C. Each class represents interests in the same portfolio of investments but, as further described in the prospectus, each class is subject to differing sales charges and expenses, which differences will result in differing net asset values and distributions. Upon any liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets belonging to that series available for distribution.
         The Fund will send its shareholders confirmations of purchase and redemption transactions, as well as periodic transaction statements and unaudited semi-annual and audited annual financial statements of the Fund's investment securities, assets and liabilities, income and expenses, and changes in net assets.
         The Prospectus and this Statement of Additional Information do not contain all the information in the Fund's registration statement.
The registration statement is on file with the Securities and Exchange Commission and is available to the public.

==========================================================================
                           FINANCIAL STATEMENTS
==========================================================================

         The audited financial statements in the Fund's 1995 Annual Report to Shareholders, are expressly incorporated by reference and made a part of this Statement of Additional Information. A copy of the Annual Report may be obtained free of charge by writing or calling the Fund.

==========================================================================
                                 APPENDIX
==========================================================================

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

Corporate Bonds:
Description of Moody's  Investors  Service  Inc.'s/Standard  & Poor's bond ratings:
         Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
         Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
         A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
         Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
         Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
         C/C: This rating is only for no-interest income bonds.
         D: Debt in default; payment of interest and/or principal is in arrears.

Commercial Paper:
         MOODY'S INVESTORS SERVICE, INC.:
         The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5)
amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2, or 3, depending on the relative strengths of these factors.

         STANDARD & POOR'S CORPORATION:
         Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements; (ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote the relative strength within this highest classification.


                             LETTER OF INTENT


                                                          Date

Calvert Distributors, Inc.
4550 Montgomery Avenue
Bethesda, MD 20814

Ladies and Gentlemen:

         By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

         I intend to invest in the shares of:     (Fund or Portfolio name*)
during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount
(excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

         __ $50,000  __ $100,000  __ $250,000  __ $500,000  __ $1,000,000

         Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

         I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.

         From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

         If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

         Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.

         I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

         The commission allowed by Calvert Distributors, Inc. to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

         The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

         In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.



Dealer                                     Name of Investor(s)


By
     Authorized Signer                     Address



Date                                       Signature  of Investor(s)



Date                                       Signature  of Investor(s)



*"Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be, here indicated.